                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                                CASE NO.            01-53291

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:  Mar-02                            PETITION DATE:      07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in  $1

                                                                       END OF CURRENT         END OF PRIOR          AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                           MONTH                 MONTH                FILING(1)
                                                                       --------------         ------------          --------------
    a. Current Assets                                                   $182,265,884          $185,171,190
                                                                        ------------          ------------
    b. Total Assets                                                     $356,448,513          $359,367,859           $922,513,084
                                                                        ------------          ------------           ------------
    c. Current Liabilities                                                $2,760,435            $2,516,469
                                                                        ------------          ------------
    d. Total Liabilities                                                $375,446,768          $375,019,231           $340,671,459
                                                                        ------------          ------------           ------------

                                                                                                                      CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                CURRENT MONTH         PRIOR MONTH           (CASE TO DATE)
                                                                        -------------         ------------           ------------
    a. Total Receipts                                                       $684,071              $490,946            $17,049,106
                                                                        ------------          ------------           ------------
    b. Total Disbursements                                                $1,418,300              $579,971            $30,110,781
                                                                        ------------          ------------           ------------
    c. Excess (Deficiency) of Receipts Over Disbursements (a - b)          ($734,229)             ($89,025)          ($13,061,675)
                                                                        ------------          ------------           ------------
    d. Cash Balance Beginning of Month                                  $175,003,550          $175,092,575           $187,330,996
                                                                        ------------          ------------           ------------
    e. Cash Balance End of Month (c + d)                                $174,269,321          $175,003,550           $174,269,321
                                                                        ------------          ------------           ------------

                                                                                                                      CUMULATIVE
                                                                        CURRENT MONTH         PRIOR MONTH           (CASE TO DATE)
                                                                        ------------          ------------           ------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                       ($3,380,003)            ($642,229)         ($569,953,257)
                                                                        ------------          ------------           ------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $5,250,700            $5,258,269
                                                                        ------------          ------------
6.  POST-PETITION LIABILITIES                                             $2,760,435            $2,516,469
                                                                        ------------          ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $914,840              $141,451
                                                                        ------------          ------------

AT THE END OF THIS REPORTING MONTH:                                                               YES                     NO
                                                                                              ------------           ------------
8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                          X
                                                                                              ------------           ------------

9.  Have any payments been made to professionals?  (if yes, attach listing including
    date of payment, amount of payment and name of payee)                                          X
                                                                                              ------------           ------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                  X
                                                                                              ------------           ------------

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if
    yes, attach listing including date of payment, amount and reason for payment, and                                      X
    name of payee)
                                                                                              ------------           ------------

12. Is the estate insured for replacement cost of assets and for general liability?                X
                                                                                              ------------           ------------

13. Are a plan and disclosure statement on file?                                                                           X
                                                                                              ------------           ------------

14. Was there any post-petition borrowing during this reporting period?                                                    X
                                                                                              ------------           ------------

15. Check if paid: Post-petition taxes  (2);       U.S. Trustee Quarterly Fees  X ;  Check if filing is current for: Post-petition tax reporting and tax returns:  X .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:
    (1) AS MAINTAINED ON THE DEBTOR'S BOOKS.
    (2) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct. Date:

Date:  04/18/02                         /s/ EUGENE A. REILLY
     -------------------                ----------------------------------------
                                        Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                        DATE OF PAYMENT     AMOUNT PAID
-----                                        ---------------     ------------
Nightingale & Assoc., LLC                       3/18/2002        $ 112,436.03
Ernst & Young                                    3/8/2002        $  70,000.00
                                                                 ------------
                                                                 $ 182,436.03
                                                                 ============

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                         For the Month Ended   03/31/02
                                             ------------

               CURRENT MONTH
------------------------------------------                                                            CUMULATIVE      NEXT MONTH
   ACTUAL        FORECAST(1)    VARIANCE                                                            (CASE TO DATE)    FORECAST(2)
-------------    -----------   -----------                                                          ---------------   -----------
                                              REVENUES:
                     n/a           n/a      1   Gross Sales                                             $1,944,095        n/a
-------------    -----------   -----------                                                          ---------------   -----------
                     n/a           n/a      2   less: Sales Returns & Allowances                                          n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a      3   Net Sales                                               $1,944,095        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a      4   less: Cost of Goods Sold        (Schedule 'B')         $13,523,137        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a          Gross Profit                                          ($11,579,042)       n/a
-------------    -----------   -----------                                                          ---------------   -----------
    $348,599         n/a           n/a      6   Interest                                                $3,656,950        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a      7   Other Income:   Proceeds from sale of                   $1,779,385        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
                                            8                common stock in Packeteer, Inc.
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
                                            9
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
    $348,599         n/a           n/a     10       TOTAL REVENUES                                     ($6,142,707)       n/a
-------------    -----------   -----------                                                          ---------------   -----------
                                              EXPENSES:
          $0         n/a           n/a     11   Compensation to Owner(s)/Officer(s)                       $339,114        n/a
-------------    -----------   -----------                                                          ---------------   -----------
    $147,798         n/a           n/a     12   Salaries(4)                                             $3,314,254        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     13   Commissions                                                $16,225        n/a
-------------    -----------   -----------                                                          ---------------   -----------
     $10,657         n/a           n/a     14   Contract Labor                                            $661,943        n/a
-------------    -----------   -----------                                                          ---------------   -----------
                                                Rent/Lease:
          $0         n/a           n/a     15       Personal Property                                      $63,284        n/a
-------------    -----------   -----------                                                          ---------------   -----------
     $15,562         n/a           n/a     16       Real Property                                       $4,213,768        n/a
-------------    -----------   -----------                                                          ---------------   -----------
     $80,373         n/a           n/a     17   Insurance                                                 $807,425        n/a
-------------    -----------   -----------                                                          ---------------   -----------
                                           18   Management Fees
-------------    -----------   -----------                                                          ---------------   -----------
      $1,340         n/a           n/a     19   Depreciation                                           $32,786,298        n/a
-------------    -----------   -----------                                                          ---------------   -----------
                                                Taxes:
                                           20       Employer Payroll Taxes
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     21       Real Property Taxes                                    $16,822        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     22       Other Taxes                                           $280,309        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     23   Other Selling                                             $359,386        n/a
-------------    -----------   -----------                                                          ---------------   -----------
    ($11,792)        n/a           n/a     24   Other Administrative                                    $2,146,101        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     25   Interest Expense                                        $1,726,246        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     26   Other Expenses: Bonus                                   $1,499,172        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     27                   Overtime                                   $29,404        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     28                   Fringe benefit                            $896,383        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     29                   Severance                                 $912,712        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     30                   Repair & Maintenance                    $1,146,626        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
         $65         n/a           n/a     31                   Travel                                    $134,170        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     32                   Telephone                                 $404,055        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     33                   IS & Facility Allocation               ($1,483,937)       n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     34                   Cleaning Services                          $91,697        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
    $244,003         n/a           n/a     35       TOTAL EXPENSES                                     $50,361,457        n/a
-------------    -----------   -----------                                                          ---------------   -----------
    $104,596         n/a           n/a     36 SUBTOTAL                                                ($56,504,164)       n/a
-------------    -----------   -----------                                                          ---------------   -----------
                                              REORGANIZATION ITEMS:
   ($718,299)        n/a           n/a     37   Professional Fees                                      ($8,034,062)       n/a
-------------    -----------   -----------                                                          ---------------   -----------
                     n/a           n/a     38   Provisions for Rejected Executory Contracts                               n/a
-------------    -----------   -----------                                                          ---------------   -----------
                     n/a           n/a     39   Interest Earned on Accumulated Cash from                                  n/a
-------------    -----------   -----------      Resulting Chp 11 Case                               ---------------   -----------

          $0         n/a           n/a     40   Gain or (Loss) from Sale of Equipment                ($491,925,786)       n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     41   U.S. Trustee Quarterly Fees                               ($21,500)       n/a
-------------    -----------   -----------                                                          ---------------   -----------
    $309,310         n/a           n/a     42   Writeoff of Pre-Petition Fringe Benefit Accrual         $1,108,719        n/a
-------------    -----------   -----------                                                          ---------------   -----------
          $0         n/a           n/a     43   Writeoff of Pre-Petition Accrued Bonus                  $4,909,952        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     44   Writeoff of Debt & Warrant Offering Cost               ($7,255,999)       n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     45   Writeoff of Deferred Cost of Sales                     ($2,961,114)       n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     46   Writeoff of Investment in Subsidiaries                 ($5,185,973)       n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
 ($2,064,760)        n/a           n/a     47   Writeoff Prepaid Expenses                              ($2,064,761)       n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
 ($1,010,850)        n/a           n/a     48   Settlement Charges                                     ($1,457,923)       n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     49   Expenses for pre-petition liabilities(3)                 ($750,000)       n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
          $0         n/a           n/a     50   Refund on collocation site                                $189,354        n/a
-------------    -----------   -----------    --------------------------------------------------    ---------------   -----------
 ($3,484,599)        n/a           n/a     51       TOTAL REORGANIZATION ITEMS                       ($513,449,093)       n/a
-------------    -----------   -----------                                                          ---------------   -----------
 ($3,380,003)        n/a           n/a     52  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES        ($569,953,257)       n/a
-------------    -----------   -----------                                                          ---------------   -----------
                     n/a           n/a     53   Federal & State Income Taxes                                    $0        n/a
-------------    -----------   -----------                                                          ---------------   -----------
 ($3,380,003)        n/a           n/a     54  NET PROFIT (LOSS)                                     ($569,953,257)       n/a
=============    ===========   ===========                                                          ===============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash - Surety Bonds.

(4) Includes payments made to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 03/31/02

    ASSETS

                                                                 FROM SCHEDULES            BOOK VALUE
                                                                 --------------            ----------
         CURRENT ASSETS
 1           Cash, cash equivalents and short term investment -
             unrestricted                                                                      $127,891,249
                                                                                      ----------------------
 2           Cash, cash equivalents and short term investment -
             restricted                                                                         $46,378,072
                                                                                      ----------------------
 3           Accounts receivable (net)                                  A                        $5,250,700
                                                                                      ----------------------
 4           Inventory (2)                                              B                                $0
                                                                                      ----------------------
 5           Prepaid expenses                                                                    $1,393,237
                                                                                      ----------------------
 6           Professional retainers                                                                 $99,278
                                                                                      ----------------------
 7           Other: Deferred Cost of Sales (3)                                                           $0
                   ---------------------------------------------                      ----------------------
 8                 Deposits                                                                      $1,251,847
                   ---------------------------------------------                      ----------------------
 9                 Other receivable                                                                      $0
                   ---------------------------------------------                      ----------------------
10                 Others                                                                            $1,501
             ---------------------------------------------------                      ----------------------
11                 TOTAL CURRENT ASSETS                                                        $182,265,884
                                                                                      ----------------------
         PROPERTY AND EQUIPMENT (BOOK VALUE)  (2)
12           Real property                                              C                                $0
                                                                                      ----------------------
13           Machinery and equipment                                    D                           $16,213
                                                                                      ----------------------
14           Furniture and fixtures                                     D                                $0
                                                                                      ----------------------
15           Network equipment                                          D                                $0
                                                                                      ----------------------
16           Leasehold improvements                                     D                                $0
                                                                                      ----------------------
17           Vehicles                                                   D                                $0
                                                                                      ----------------------
18           Other:                                                     D
                   ---------------------------------------------                      ----------------------
19                                                                      D
             ---------------------------------------------------                      ----------------------
20                 TOTAL PROPERTY AND EQUIPMENT                                                     $16,213
                                                                                      ----------------------
         OTHER ASSETS
21           Network Equipment & Inventory (2)                                                           $0
                                                                                      ----------------------
22           Deferred Cost of Sales-Long term (3)                                                        $0
                                                                                      ----------------------
23           Long Term Deposits                                                                    $642,064
                                                                                      ----------------------
24           Investment in subsidiaries (3)                                                              $0
             ---------------------------------------------------                      ----------------------
25           WCS Spectrum                                                                        $1,257,293
             ---------------------------------------------------                      ----------------------
26           Debt & Warrant Offering- 2000 (3)                                                           $0
             ---------------------------------------------------                      ----------------------
27           Intercompany receivables-Metricom DC, LLC  (1)                                    $172,267,058
             ---------------------------------------------------                      ----------------------
28                 TOTAL OTHER ASSETS                                                          $174,166,416
                                                                                      ----------------------
29                 TOTAL ASSETS                                                                $356,448,513
                                                                                      ======================

              NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

              (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

              (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.

              (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the book on 12/31/01.

              The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION

             CURRENT LIABILITIES

30           Salaries and wages                                                               $23,969
                                                                                ----------------------
31           Payroll taxes                                                                         $0
                                                                                ----------------------
32           Real and personal property taxes                                                      $0
                                                                                ----------------------
33           Bonus                                                                                 $0
                                                                                ----------------------
34           Vacation                                                                              $0
                                                                                ----------------------
35           Sales and use tax payable                                                        $12,243
                                                                                ----------------------
36           Accounts payable (trade)                             A                        $1,232,888
                                                                                ----------------------
37           Franchise Tax Payable                                                             $8,035
                                                                                ----------------------
38           Fringe Benefits Applied                                                          $80,000
                                                                                ----------------------
39           Accrued professional fees                                                     $1,415,300
                                                                                ----------------------
40           Current portion of long-term post-petition debt (due
             within 12 months)
                                                                                ----------------------
41           Other:   Others                                                                 ($12,000)
                      ------------------------------------                      ----------------------
42
             ---------------------------------------------                      ----------------------
43
             ---------------------------------------------                      ----------------------
44           TOTAL CURRENT LIABILITIES                                                     $2,760,435
                                                                                ----------------------
45         LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                    $0
                                                                                ----------------------
46           TOTAL POST-PETITION LIABILITIES                                               $2,760,435
                                                                                ----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47           Secured claims                                       F                        $3,470,874
                                                                                ----------------------
48           Priority unsecured claims                            F                        $3,630,477
                                                                                ----------------------
49           General unsecured claims                             F                      $365,584,981
                                                                                ----------------------
50           TOTAL PRE-PETITION LIABILITIES                                              $372,686,332
                                                                                ----------------------
51           TOTAL LIABILITIES                                                           $375,446,768
                                                                                ----------------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing  (1)                         ($885,004,240)
                                                                                ----------------------
53           Capital Stock                                                                    $30,920
                                                                                ----------------------
54           Additional paid-in capital                                                  $790,757,686
                                                                                ----------------------
55           Warrants to purchase Common Stock                                             $6,328,173
                                                                                ----------------------
56           Accum other comprehensive income                                                $164,559
                                                                                ----------------------
57           Cumulative profit/(loss) since filing of case                              ($569,953,257)
                                                                                ----------------------
             Preferred Stock                                                             $638,677,904
                                                                                ----------------------
58           Equity adjustment for pre-petition liabilities due to
             Chapter 11 filing (2)                                                                 $0
                                                                                ----------------------
59                 TOTAL EQUITY (DEFICIT)                                                ($18,998,255)
                                                                                ----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                               $356,448,513
                                                                                ======================


    NOTE:     (1)    Prior year adjustment retroactive to 12/31/00 due to the
                     change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

              (2) Reclassification of the pre-petition liabilities from Equity to Schedule F. The amounts were erroneously scheduled in prior Monthly Operation Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                   ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE                  PAST DUE
RECEIVABLES AND PAYABLES AGINGS                  [PRE AND POST PETITION]      [POST PETITION]              POST PETITION DEBT
-------------------------------                  -----------------------      ---------------              ------------------
    0-30 Days                                                        $0              $318,049
                                                 -----------------------     -----------------
    31-60 Days                                                       $0              $624,988
                                                 -----------------------     -----------------
    61-90 Days                                                       $0              $148,473                      $914,840 (1)
                                                 -----------------------     -----------------            -------------------
    91+ Days                                                 $7,140,141              $141,380
                                                 -----------------------     -----------------
    Total accounts receivable/payable                        $7,140,141            $1,232,888
                                                 -----------------------     =================
    Allowance for doubtful accounts                          $1,889,441
                                                 -----------------------
    Accounts receivable (net)                                $5,250,700
                                                 =======================



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
                                                                                                          -------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                              $0
                                                                                                          -------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase
                                                                                                          -------------------
      Product for resale                                          Direct labor
                                  --------------------------                                              -------------------
                                                                  Manufacturing overhead
                                                                                                          -------------------
    Distribution -                                                Freight in
                                                                                                          -------------------
      Products for resale                                         Other:                                                  $0
                                  --------------------------                                              -------------------
                                                                                                                          $0
                                                                ----------------------------------------  -------------------
    Manufacturer -                                                                                                        $0
                                                                ----------------------------------------  -------------------
      Raw Materials                                      $0
                                  --------------------------
      Work-in-progress                                   $0     Less -
                                  --------------------------
      Finished goods                                     $0       Inventory End of Month                                  $0
                                  --------------------------                                              -------------------
                                                                  Shrinkage
                                                                                                          -------------------
    Other - Explain                                               Inventory sold and write off
                                  --------------------------                                              -------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                        ===================
        TOTAL                                            $0
                                  ==========================



    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes         No
                  -----      -----

    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        --
                                                                                                        --
      Weekly                                                        LIFO cost
                       ------                                                                           --
                       ------                                                                           --
      Monthly                                                       Lower of cost or market
                       ------                                                                           --
                       ------                                                                           --
      Quarterly                                                     Retail method
                       ------                                                                           --
                       ------                                                                           --
      Semi-annually                                                 Other
                       ------                                                                           --
                       ------
      Annually                                                        Explain
                       ------

Date of last physical inventory was    Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                  --------------------------    -------------------------------------------------------------

NOTE:

       (1)    Professional fees that have not been approved by the court.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                            COST              MARKET VALUE
                                                                       ----              ------------
      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================


                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                            COST               BOOK VALUE
                                                                       ----               ----------
Machinery & Equipment -
      -----------------------------------------------
      Computer Hardware                                                   $48,245                 $48,245
      -----------------------------------------------             ----------------    --------------------
         Accumulated Depreciation                                        ($32,032)               ($32,032)
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                               $16,213                 $16,213
                                                                  ================    ====================
Furniture & Fixtures -

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Network  Equipment -

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Leasehold Improvements -

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Vehicles -

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================

NOTE:

        (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE (1)                         0-30 DAYS      31-60 DAYS      61-90 DAYS      91+ DAYS          TOTAL
                                          ---------      ----------      ----------      --------          -----
FEDERAL
       Income Tax Withholding                      $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       FICA - Employee                             $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       FICA - Employer                             $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Unemployment (FUTA)                         $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Income                                      $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Other (Attach List)                         $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
TOTAL FEDERAL TAXES                                $0              $0             $0             $0              $0
                                        --------------  --------------  -------------  -------------   -------------
STATE AND LOCAL
       Income Tax Withholding                      $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Unemployment (UT)                           $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Disability Insurance (DI)                   $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Empl. Training Tax (ETT)                    $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Sales and Use Tax                           $0                                       $12,243         $12,243
                                        --------------  --------------  -------------  -------------   -------------
       Excise                                      $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Real property (2)                           $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Personal property (2)                       $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Income                                      $0                                                            $0
                                        --------------  --------------  -------------  -------------   -------------
       Other (Franchise Tax)                       $0              $0             $0         $8,035          $8,035
                                        --------------  --------------  -------------  -------------   -------------
TOTAL STATE & LOCAL TAXES                          $0              $0             $0        $20,278         $20,278
                                        --------------  --------------  -------------  -------------   -------------
TOTAL TAXES                                        $0              $0             $0        $20,278         $20,278
                                        ==============  ==============  =============  =============   =============


(1)     ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.

(2) IN PRIOR MONTHLY OPERATION REPORTS, $220,000 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                          CLAIMED                 ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -              AMOUNT (2)              AMOUNT (3)
                                                         ----------             -----------
       Secured claims  (1)                               $3,470,874              $3,470,874
                                                      --------------          --------------
       Priority claims other than taxes                      $4,650                $364,522
                                                      --------------          --------------
       Priority tax claims                               $1,979,948              $3,265,955
                                                      --------------          --------------
       General unsecured claims                        $961,883,175            $365,584,981
                                                      --------------          --------------


        (1) The balance represents the amount originally filed in the Debtors' Schedule of Assets and Liabilities (SoAL).

        (2) The above amount represents the total claimed amount originally filed. As of 3/31/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent monthly operating reports.

        (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 3/31/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 3/31/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount.


                                     SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1      ACCOUNT 2       ACCOUNT 3      ACCOUNT 4
                                          ---------      ---------       ---------      ---------
Bank                                    Please refer to attached statement.
                                        --------------   -------------   ------------   ------------
Account Type
                                        --------------   -------------   ------------   ------------
Account No.
                                        --------------   -------------   ------------   ------------
Account Purpose
                                        --------------   -------------   ------------   ------------
Balance, End of Month
                                        --------------   -------------   ------------   ------------
Total Funds on Hand for all Accounts     $174,269,321
                                        --------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                             ACCOUNT NO.              ACCOUNT TYPE                        ACCOUNT PURPOSE
BANKS
Wells Fargo General Account                  4487-098311             General Banking                      General Banking
Wells Fargo Controlled Disbursement
  Account                                    4759-600877             General Banking                      General Banking
Wells Fargo Southeast PC Account             4375-685799             General Banking                      General Banking
Wells Fargo Northeast Account                4375-685815             General Banking                      General Banking
Wells Fargo Western Region Account           4375-685823             General Banking                      General Banking
Wells Fargo Northern Central Account         4375-686193             General Banking                      General Banking
Wells Fargo Ricochet Account                 4487-098485             General Banking                      General Banking
Wells Fargo Metricom Account                 4496-812934             General Banking                      General Banking
Wells Fargo Flex Benefits Account            4761-067420             General Banking                      General Banking
Wells Fargo Medical Benefits Account         4761-067438             General Banking                      General Banking
Wells Fargo LLC Account                      4487-099655             General Banking                      General Banking
Union Bank of California                     6450-135869             General Banking                      General Banking
Union Bank of California - Payroll           6450-136792             General Banking                      General Banking
Union Bank of California - General            2180043112            CHPT. 11 Banking                      General Banking
Union Bank of California - General            2180043244            CHPT. 11 Banking                      General Banking
Union Bank of California - Payroll            2180043252            CHPT. 11 Banking                      General Banking
Union Bank of California - Tax                2180043260            CHPT. 11 Banking                      General Banking
Union Bank of California - Medical            2180043279            CHPT. 11 Banking                      General Banking
Union Bank of California - Flex Benefits      2180043287            CHPT. 11 Banking                      General Banking
Union Bank of California - Escrow             2180043740            CHPT. 11 Banking                      General Banking
Union Bank of California -
  General Pre-petition                        2180043147             General Banking                      General Banking
Union Bank of California -
  Payroll Pre-petition                        2180043155             General Banking                      General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                         881-881235108          Money Market Funds           Account invests in A1/P1 funds only
Fidelity Institutional                     0059-00493084842        Money Market Funds           Account invests in A1/P1 funds only
JP Morgan Institutional                        5012931             Money Market Funds           Account invests in A1/P1 funds only
Dreyfus Institutional                       288-0981002876         Money Market Funds           Account invests in A1/P1 funds only

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund                        000MB2890-1            Investments in CP,
                                                              Money Market Funds, Treasuries    Account invests in A1/P1 funds only
Morgan Stanley & Co.                          14-78C44-1            Investments in CP,
                                                              Money Market Funds, Treasuries    Account invests in A1/P1 funds only
Salomon Smith Barney                         449-0H399-19           Investments in CP,
                                                              Money Market Funds, Treasuries    Account invests in A1/P1 funds only
Lehman Brothers                              833-79266-15           Investments in CP,
                                                              Money Market Funds, Treasuries    Account invests in A1/P1 funds only
Wells Fargo Asset Mgmt                          138816              Investments in CP,
                                                              Money Market Funds, Treasuries    Account invests in A1/P1 funds only
Wells Fargo Asset Mgmt Pledged                 2215431              Investments in CP,
                                                              Money Market Funds, Treasuries       Account holds collateral for
                                                                                                   outstanding Letters of Credit

LT INVESTMENTS
Bank One                                      204821-000           Government T-Strips         Restricted Bonds for Coupon payments
State Street Bank                             127415-010          Money Market account           Escrow account for Tim Dreisbach

EQUITY INVESTMENTS
Lehman Brothers                              833-41241-15    Equity stake in Packeteer, Inc.          Own 20,700 stake in PKTR at
                                                                                                       a purchase price of $0.25

Petty Cash on hand







                                                   3/31/2002              3/31/2002
                                                  BANK BALANCE           BOOK BALANCE
BANKS
Wells Fargo General Account                              $0                     $0
Wells Fargo Controlled Disbursement
  Account                                                $0                     $0
Wells Fargo Southeast PC Account                         $0                     $0
Wells Fargo Northeast Account                            $0                     $0
Wells Fargo Western Region Account                       $0                     $0
Wells Fargo Northern Central Account                     $0                     $0
Wells Fargo Ricochet Account                             $0                     $0
Wells Fargo Metricom Account                             $0                     $0
Wells Fargo Flex Benefits Account                        $0                     $0
Wells Fargo Medical Benefits Account                     $0                     $0
Wells Fargo LLC Account                                  $0                     $0
Union Bank of California                                 $0                     $0
Union Bank of California - Payroll                       $0                     $0
Union Bank of California - General                       $0                     $0
Union Bank of California - General                 $397,760               $211,981
Union Bank of California - Payroll                   $7,171                 $7,171
Union Bank of California - Tax                           $0                     $0
Union Bank of California - Medical                   $2,818                 $2,818
Union Bank of California - Flex Benefits               $991                   $991
Union Bank of California - Escrow                      $100                   $100
Union Bank of California -
  General Pre-petition                                   $0                     $0
Union Bank of California -
  Payroll Pre-petition                                   $0                     $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional                             $53,631,680            $53,631,680
Fidelity Institutional                          $33,169,778            $33,169,778
JP Morgan Institutional                                  $0                     $0
Dreyfus Institutional                                    $0                     $0

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS
AIG Money Market Fund
                                                 $5,484,509             $5,484,509
Morgan Stanley & Co.
                                                $39,348,069            $39,348,069
Salomon Smith Barney
                                                         $0                     $0
Lehman Brothers
                                                 $1,213,610             $1,213,610
Wells Fargo Asset Mgmt
                                                   $150,873               $150,873
Wells Fargo Asset Mgmt Pledged

                                                 $1,466,915             $1,466,915

LT INVESTMENTS
Bank One                                        $39,138,293            $39,138,293
State Street Bank                                  $288,355               $288,355

EQUITY INVESTMENTS
Lehman Brothers
                                                   $153,180               $153,180

Petty Cash on hand                                   $1,000                 $1,000

                                               ------------------------------------
                                               $174,455,101           $174,269,321
                                               ====================================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02

                                                                                      Actual                   Cumulative
                                                                                  Current Month              (Case to Date)
                                                                                 ----------------           ----------------
    CASH RECEIPTS
1      Rent/Leases Collected
                                                                                  ---------------            --------------
2      Cash Received from Sales                                                          $25,389                  $786,502
                                                                                  ---------------            --------------
3      Interest Received                                                                $290,753                $2,812,630
                                                                                  ---------------            --------------
4      Borrowings
                                                                                  ---------------            --------------
5      Funds from Shareholders, Partners, or Other Insiders
                                                                                  ---------------            --------------
6      Capital Contributions
                                                                                  ---------------            --------------
7           Legal Settlement                                                                                        $9,000
       -------------------------------------------------------                    ---------------            --------------
8           Proceeds from sale of common stock in Packeteer, Inc.                                               $1,810,635
       -------------------------------------------------------                    ---------------            --------------
9           Interest Accrued on Government Strip                                         $57,600                  $873,239
       -------------------------------------------------------                    ---------------            --------------
10          Unrealized gain on short term investment                                     $33,120                  $124,307
       -------------------------------------------------------                    ---------------            --------------
11          Proceeds from sale of fixed assets/Inventory                                  $8,000                $9,574,768
       -------------------------------------------------------                    ---------------            --------------
12          Miscellaneous refund                                                         $70,983                  $583,799
       -------------------------------------------------------                    ---------------            --------------
13          Void cashiers checks paid for pre-petition liabilities                      $198,226                  $474,226
       -------------------------------------------------------                    ---------------            --------------
14          TOTAL CASH RECEIPTS                                                         $684,071               $17,049,106
                                                                                  ---------------            --------------
    CASH DISBURSEMENTS
15     Payments for Inventory
                                                                                  ---------------            --------------
16     Selling
                                                                                  ---------------            --------------
17     Administrative                                                                    $72,889               $10,307,587
                                                                                  ---------------            --------------
18     Capital Expenditures
                                                                                  ---------------            --------------
19     Principal Payments on Debt
                                                                                  ---------------            --------------
20     Interest Paid
       Rent/Lease:
21          Personal Property
                                                                                  ---------------            --------------
22          Real Property                                                                $13,651                $4,145,662
                                                                                  ---------------            --------------
       Amount Paid to Owner(s)/Officer(s)
23          Salaries                                                                                              $222,327
                                                                                  ---------------            --------------
24          Draws
                                                                                  ---------------            --------------
25          Commissions/Royalties
                                                                                  ---------------            --------------
26          Expense Reimbursements                                                                                  $7,618
                                                                                  ---------------            --------------
27          Other (includes Retention Bonuses)                                                                    $142,897
                                                                                  ---------------            --------------
28     Salaries/Commissions (less employee withholding) (3)                             $137,050                $4,036,269
                                                                                  ---------------            --------------
29     Management Fees
                                                                                  ---------------            --------------
       Taxes:
30          Employee Withholding                                                                                $2,399,779
                                                                                  ---------------            --------------
31          Employer Payroll Taxes                                                                                $351,492
                                                                                  ---------------            --------------
32          Real Property Taxes                                                                                   $237,230
                                                                                  ---------------            --------------
33          Other Taxes                                                                                           $229,867
                                                                                  ---------------            --------------
34     Other Cash Outflows:
                                                                                  ---------------            --------------
35          ESPP refund                                                                                           $512,394
            --------------------------------------------------                    ---------------            --------------
36          Employee Expense Reimbursements (3)                                           $1,424                  $225,470
            --------------------------------------------------                    ---------------            --------------
37          Severance                                                                                             $448,842
            --------------------------------------------------                    ---------------            --------------
38          Reverse the unrealized gain for Packeteer Shares (1)                                                $1,560,932
            --------------------------------------------------                    ---------------            --------------
39          Retention Bonus                                                                                       $838,713
            --------------------------------------------------                    ---------------            --------------
40          Professional fees paid for services in connection with Chp 11 case          $182,436                $2,213,779
            --------------------------------------------------                    ---------------            --------------
41          U.S. Trustee Quarterly Fees                                                                            $22,000
            --------------------------------------------------                    ---------------            --------------
42          Expenses for Pre-petition liabilities (2)                                                             $750,000
            --------------------------------------------------                    ---------------            --------------
43          Court Approved Settlement Charges (Worldcom & Spectrasite)                $1,010,850                $1,457,923
            --------------------------------------------------                    ---------------            --------------
44          TOTAL CASH DISBURSEMENTS:                                                 $1,418,300               $30,110,781
                                                                                  ---------------            --------------
45  NET INCREASE (DECREASE) IN CASH                                                    ($734,229)             ($13,061,675)
                                                                                  ---------------            --------------
46  CASH BALANCE, BEGINNING OF PERIOD                                               $175,003,550              $187,330,996
                                                                                  ---------------            --------------
47  CASH BALANCE, END OF PERIOD                                                     $174,269,321              $174,269,321
                                                                                  ===============            ==============

NOTES:

        (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

        (2)     Reduction of restricted cash - Surety Bonds.

        (3) Includes payments made to former employees who are currently working under consulting agreements.

                            STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02



     CASH FLOWS FROM OPERATING ACTIVITIES                                              ACTUAL                CUMULATIVE
                                                                                   CURRENT MONTH           (CASE TO DATE)
                                                                                ---------------------  -----------------------
1         Cash Received from Sales                                                           $25,389                 $786,502
                                                                                ---------------------  -----------------------
2         Rent/Leases Collected
                                                                                ---------------------  -----------------------
3         Interest Received                                                                 $290,753               $2,812,630
                                                                                ---------------------  -----------------------
4         Cash Paid to Suppliers
                                                                                ---------------------  -----------------------
5         Cash Paid for Selling Expenses
                                                                                ---------------------  -----------------------
6         Cash Paid for Administrative Expenses                                              $72,889              $10,307,587
                                                                                ---------------------  -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                ---------------------  -----------------------
8            Real Property                                                                   $13,651               $4,145,662
                                                                                ---------------------  -----------------------
9         Cash Paid for Interest
                                                                                ---------------------  -----------------------
10        Cash Paid for Net Payroll and Benefits (3)                                        $137,050               $4,036,269
                                                                                ---------------------  -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                                $222,327
                                                                                ---------------------  -----------------------
12           Draws
                                                                                ---------------------  -----------------------
13           Commissions/Royalties
                                                                                ---------------------  -----------------------
14           Expense Reimbursements                                                                                    $7,618
                                                                                ---------------------  -----------------------
15           Other (includes Retention Bonuses)                                                                      $142,897
                                                                                ---------------------  -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                                    $351,492
                                                                                ---------------------  -----------------------
17           Employee Withholdings                                                                                 $2,399,779
                                                                                ---------------------  -----------------------
18           Real Property Taxes                                                                                     $237,230
                                                                                ---------------------  -----------------------
19           Other Taxes                                                                                             $229,867
                                                                                ---------------------  -----------------------
20        Cash Paid for General Expenses
                                                                                ---------------------  -----------------------
21        Other cash inflows:
          --------------------------------------------------------------------  ---------------------  -----------------------
22           Legal settlement                                                                                          $9,000
          --------------------------------------------------------------------  ---------------------  -----------------------
23           Proceeds from sale of common stock in Packeteer, Inc.                                                 $1,810,635
          --------------------------------------------------------------------  ---------------------  -----------------------
24           Interest accrued on government strip                                            $57,600                 $873,239
          --------------------------------------------------------------------  ---------------------  -----------------------
25           Unrealized gain on short term investment                                        $33,120                 $124,307
          --------------------------------------------------------------------  ---------------------  -----------------------
26           Proceeds from sale of fixed assets/Inventory                                     $8,000               $9,574,768
          --------------------------------------------------------------------  ---------------------  -----------------------
27           Miscellaneous refund                                                            $70,983                 $583,799
          --------------------------------------------------------------------  ---------------------  -----------------------
28           Void cashiers checks paid for pre-petition expenses                            $198,226                 $474,226
          --------------------------------------------------------------------  ---------------------  -----------------------
          Other cash outflows:
          --------------------------------------------------------------------  ---------------------  -----------------------
29           ESPP refund                                                                                             $512,394
          --------------------------------------------------------------------  ---------------------  -----------------------
30           Employee expense reimbursement (3)                                               $1,424                 $225,470
          --------------------------------------------------------------------  ---------------------  -----------------------
31           Severance                                                                                               $448,842
          --------------------------------------------------------------------  ---------------------  -----------------------
32           Reverse the unrealized gain on Packeteer shares (1)                                                   $1,560,932
          --------------------------------------------------------------------  ---------------------  -----------------------
33           Retention Bonus                                                                                         $838,713
          --------------------------------------------------------------------  ---------------------  -----------------------
34           Expenses for pre-petition liabilities (2)                                                               $750,000
          --------------------------------------------------------------------  ---------------------  -----------------------
35
          --------------------------------------------------------------------  ---------------------  -----------------------
36           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
             REORGANIZATION ITEMS                                                           $459,057              ($9,367,973)
                                                                                ---------------------  -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
37        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                ---------------------  -----------------------
38        Professional Fees Paid for Services in Connection with Chp 11 Case               ($182,436)             ($2,213,779)
                                                                                ---------------------  -----------------------
39        U.S. Trustee Quarterly Fees                                                                                ($22,000)
          -----------------------------------------------------                 ---------------------  -----------------------
40        Court Approved Settlement Charges (Worldcom & Spectrasite)                     ($1,010,850)             ($1,457,923)
          --------------------------------------------------------------------  ---------------------  -----------------------
41           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                            ($1,193,286)             ($3,693,702)
                                                                                ---------------------  -----------------------
42   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS            ($734,229)            ($13,061,675)
                                                                                ---------------------  -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
43        Capital Expenditures
                                                                                ---------------------  -----------------------
44        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                ---------------------  -----------------------
45
          --------------------------------------------------------------------  ---------------------  -----------------------
46           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                     $0                       $0
                                                                                ---------------------  -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
47        Net Borrowings (Except Insiders)
                                                                                ---------------------  -----------------------
48        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                ---------------------  -----------------------
49        Capital Contributions
                                                                                ---------------------  -----------------------
50        Principal Payments
                                                                                ---------------------  -----------------------
51
          --------------------------------------------------------------------  ---------------------  -----------------------
52           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                     $0                       $0
                                                                                ---------------------  -----------------------
53   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  ($734,229)            ($13,061,675)
                                                                                ---------------------  -----------------------
54   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                    $175,003,550             $187,330,996
                                                                                ---------------------  -----------------------
55   CASH AND CASH EQUIVALENTS AT END OF MONTH                                          $174,269,321             $174,269,321
                                                                                =====================  =======================

NOTES:

        (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

        (2)     Reduction of restricted cash - Surety Bonds.

        (3) Includes payments made to former employees who are currently working under consulting agreements.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom DC, L.L.C.                         CASE NO. 01-53300

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)
                           SUMMARY OF FINANCIAL STATUS


      MONTH ENDED: Mar-02                   PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _______ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1



2.    ASSET AND LIABILITY STRUCTURE                                     END OF CURRENT       END OF PRIOR     AS OF PETITION
                                                                            MONTH               MONTH            FILING (1)
                                                                        --------------       ------------     --------------
      a.  Current Assets                                                           $0                  $0
                                                                        --------------       -------------
      b.  Total Assets                                                       $747,656            $747,656       $180,022,607
                                                                        --------------       --------------   ---------------
      c.  Current Liabilities                                                 $35,937             $35,937
                                                                        --------------       --------------
      d.  Total Liabilities                                              $173,372,224        $173,372,224       $180,367,549
                                                                        --------------       --------------    --------------

                                                                                                                CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH         PRIOR MONTH      (CASE TO DATE)
                                                                        -------------         -----------      --------------
      a.  Total Receipts                                                           $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      b.  Total Disbursements                                                      $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      d.  Cash Balance Beginning of Month                                          $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      e.  Cash Balance End of Month (c + d)                                        $0                  $0                 $0
                                                                        ---------------      --------------    --------------


                                                                                                                CUMULATIVE
                                                                        CURRENT MONTH         PRIOR MONTH      (CASE TO DATE)
                                                                        -------------         -----------      --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $0                  $0      ($179,164,338)
                                                                        ---------------      --------------    --------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0                  $0
                                                                        ---------------      --------------
6.    POST-PETITION LIABILITIES                                               $35,937             $35,937
                                                                        ---------------      --------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                  $0
                                                                        ---------------      --------------

AT THE END OF THIS REPORTING MONTH:                                                               YES             NO
                                                                                                  ---             --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                         X
      course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of                    X
      payment, amount of payment and name of payee)

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                       X
      attach listing including date of payment, amount and reason for payment, and name of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?              X

13.   Are a plan and disclosure statement on file?                                                                X

14.   Was there any post-petition borrowing during this reporting period?                                         X


15. Check if paid: Post-petition taxes (2); U.S. Trustee Quarterly Fees___; Check if filing is current for: Post-petition tax reporting and tax returns:__.

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

(2) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 04/18/02                           /s/ EUGENE A. REILLY
     ------------                        ---------------------------------------
                                         Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 03/31/02



                    CURRENT MONTH
------------------------------------------------------
                                                                                                 CUMULATIVE         NEXT MONTH
     ACTUAL             FORECAST          VARIANCE                                              (CASE TO DATE)       FORECAST
     ------             --------          --------                                              --------------      ----------
                                                           REVENUES:
              $0                 $0                $0    1   Gross Sales                                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    2   less: Sales Returns
-----------------    ---------------   ---------------              & Allowances                             $0                $0
                                                                                               -----------------  ----------------
              $0                 $0                $0    3   Net Sales                                       $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    4   less: Cost of Goods Sold
-----------------    ---------------   ---------------            (Schedule 'B')                             $0                $0
                                                                                               -----------------  ----------------
              $0                 $0                $0    5   Gross Profit                                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    6   Interest                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    7   Other Income:                                   $0                $0
-----------------    ---------------   ---------------                     ----------------    -----------------  ----------------
              $0                 $0                $0    8                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0    9                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   10       TOTAL REVENUES                              $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                           EXPENSES:
                                                             Compensation to Owner(s)/
              $0                 $0                $0   11   Officer(s)                                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   12   Salaries                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   13   Commissions                                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   14   Contract Labor                                  $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                             Rent/Lease:
              $0                 $0                $0   15       Personal Property                           $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   16       Real Property                               $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   17   Insurance                                       $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   18   Management Fees                                 $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   19   Depreciation                                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                             Taxes:
              $0                 $0                $0   20       Employer Payroll Taxes                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   21       Real Property Taxes                         $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   22       Other Taxes                                 $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   23   Other Selling                                   $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   24   Other Administrative                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   25   Interest                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   26   Other Expenses:                                 $0                $0
-----------------    ---------------   ---------------                      ---------------    -----------------  ----------------
              $0                 $0                $0   27                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   28                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   29                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   30                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   31                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   32                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   33                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   34                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   35       TOTAL EXPENSES                              $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   36 SUBTOTAL                                          $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                           REORGANIZATION ITEMS:

              $0                 $0                $0   37   Professional Fees                               $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   38   Provisions for Rejected
 -----------------    ---------------   ---------------      Executory Contracts                             $0                $0
                                                                                               -----------------  ----------------
              $0                 $0                $0   39   Interest Earned on
                                                             Accumulated Cash from                           $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                          Resulting Chp 11 Case                           $0                $0
-----------------    ---------------                                                           -----------------  ----------------
              $0                 $0                $0   40   Gain or (Loss) from Sale
                                                             of Equipment (1)                     ($179,164,338)               $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   41   U.S. Trustee Quarterly Fees                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   42                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   43        TOTAL REORGANIZATION
-----------------    ---------------   ---------------            ITEMS                           ($179,164,338)               $0
                                                                                               -----------------  ----------------
              $0                 $0                $0   44  NET PROFIT (LOSS) BEFORE
-----------------    ---------------   ---------------      FEDERAL & STATE TAXES                 ($179,164,338)               $0
                                                                                               -----------------  ----------------
              $0                 $0                $0   45  Federal & State Income Taxes                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   46  NET PROFIT (LOSS)                     ($179,164,338)               $0
=================    ===============   ===============                                         =================  ================


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:

      (1)   To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 03/31/02
    ASSETS

                                                                FROM SCHEDULES            BOOK VALUE
                                                                --------------            ----------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                   $0
                                                                                     ----------------------
 2           Cash and cash equivalents - restricted                                                     $0
                                                                                     ----------------------
 3           Accounts receivable (net)                                 A                                $0
                                                                                     ----------------------
 4           Inventory                                                 B                                $0
                                                                                     ----------------------
 5           Prepaid expenses                                                                           $0
                                                                                     ----------------------
 6           Professional retainers                                                                     $0
                                                                                     ----------------------
 7           Other:                                                                                     $0
                   --------------------------------------------                      ----------------------
 8
             --------------------------------------------------                      ----------------------
 9                 TOTAL CURRENT ASSETS                                                                 $0
                                                                                     ----------------------
         PROPERTY AND EQUIPMENT (BOOK VALUE)
10           Real property                                             C                                $0
                                                                                     ----------------------
11           Machinery and equipment                                   D                                $0
                                                                                     ----------------------
12           Furniture and fixtures                                    D                                $0
                                                                                     ----------------------
13           Office equipment                                          D                                $0
                                                                                     ----------------------
14           Leasehold improvements                                    D                                $0
                                                                                     ----------------------
15           Vehicles                                                  D                                $0
                                                                                     ----------------------
16           Other:                                                    D                                $0
                   --------------------------------------------                      ----------------------
17                                                                     D
             --------------------------------------------------                      ----------------------
18                                                                     D
             --------------------------------------------------                      ----------------------
19                                                                     D
             --------------------------------------------------                      ----------------------
20                                                                     D
             --------------------------------------------------                      ----------------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                         $0
                                                                                     ----------------------
         OTHER ASSETS
22           Loans to shareholders                                                                      $0
                                                                                     ----------------------
23           Loans to affiliates                                                                        $0
                                                                                     ----------------------
24           Intercompany-Metricom Inc., the parent company                                       $747,656
             --------------------------------------------------                      ----------------------
25
             --------------------------------------------------                      ----------------------
26
             --------------------------------------------------                      ----------------------
27
             --------------------------------------------------                      ----------------------
28                 TOTAL OTHER ASSETS                                                             $747,656
                                                                                     ----------------------
29                 TOTAL ASSETS                                                                   $747,656
                                                                                     ======================

    NOTE:

            Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

            Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION
             CURRENT LIABILITIES

30                 Salaries and wages                                                                   $0
                                                                                     ----------------------
31                 Payroll taxes                                                                        $0
                                                                                     ----------------------
32                 Real and personal property taxes                                                     $0
                                                                                     ----------------------
33                 Income taxes                                                                         $0
                                                                                     ----------------------
34                 Sales taxes                                                                     $35,937
                                                                                     ----------------------
35                 Notes payable (short term)                                                           $0
                                                                                     ----------------------
36                 Accounts payable (trade)                            A                                $0
                                                                                     ----------------------
37                 Real property lease arrearage                                                        $0
                                                                                     ----------------------
38                 Personal property lease arrearage                                                    $0
                                                                                     ----------------------
39                 Accrued professional fees                                                            $0
                                                                                     ----------------------
40                 Current portion of long-term post-petition debt (due
                   within 12 months)                                                                    $0
                                                                                     ----------------------
41                 Other:
                            -----------------------------------                      ----------------------
42
                   --------------------------------------------                      ----------------------
43
                   --------------------------------------------                      ----------------------
44                 TOTAL CURRENT LIABILITIES                                                       $35,937
                                                                                     ----------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                       $0
                                                                                     ----------------------
46                 TOTAL POST-PETITION LIABILITIES                                                 $35,937
                                                                                     ----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
47                 Secured claims                                      F                                $0
                                                                                     ----------------------
48                 Priority unsecured claims                           F                         ($284,146)
                                                                                     ----------------------
49                 General unsecured claims (1)                        F                      $173,620,433
                                                                                     ----------------------
50                 TOTAL PRE-PETITION LIABILITIES                                             $173,336,287
                                                                                     ----------------------
51                 TOTAL LIABILITIES                                                          $173,372,224
                                                                                     ----------------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing (1)                                  $1,354,797
                                                                                     ----------------------
53           Capital Stock                                                                      $5,184,973
                                                                                     ----------------------
54           Additional paid-in capital
                                                                                     ----------------------
55           Cumulative profit/(loss) since filing of case                                   ($179,164,338)
                                                                                     ----------------------
56           Post-petition contributions/(distributions) or (draws)
                                                                                     ----------------------
57
                   --------------------------------------------                      ----------------------
58           Market value adjustment
                                                                                     ----------------------
59                 TOTAL EQUITY (DEFICIT)                                                    ($172,624,568)
                                                                                     ----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                        $747,656
                                                                                     ======================


 NOTE: (1)  Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                   ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE                  PAST DUE
RECEIVABLES AND PAYABLES AGINGS                  [PRE AND POST PETITION]      [POST PETITION]              POST PETITION DEBT
-------------------------------                  -----------------------      ---------------              ------------------
    0-30 Days                                                        $0                    $0
                                                 -----------------------     -----------------
    31-60 Days                                                       $0                    $0
                                                 -----------------------     -----------------
    61-90 Days                                                       $0                     $0                            $0
                                                 -----------------------     -----------------            -------------------
    91+ Days                                                         $0                     $0
                                                 -----------------------     -----------------
    Total accounts receivable/payable                                $0                     $0
                                                 -----------------------     =================
    Allowance for doubtful accounts                                  $0
                                                 -----------------------
    Accounts receivable (net)                                        $0
                                                 =======================



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD

                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                              $0
                                                                                                          -------------------
                                                                Add -                                                     $0
                                                                                                          -------------------
    Retail/Restaurants -                                          Net purchase                                            $0
                                                                                                          -------------------
      Product for resale                                 $0       Direct labor                                            $0
                                  --------------------------                                              -------------------
                                                                  Manufacturing overhead                                  $0
                                                                                                          -------------------
    Distribution -                                                Freight in                                              $0
                                                                                                          -------------------
      Products for resale                                $0       Other:                                                  $0
                                  --------------------------                                              -------------------

                                                                ----------------------------------------  -------------------
    Manufacturer -
                                                                ----------------------------------------  -------------------
      Raw Materials                                      $0
                                  --------------------------
      Work-in-progress                                   $0     Less -
                                  --------------------------
      Finished goods                                     $0       Inventory End of Month                                  $0
                                  --------------------------                                              -------------------
                                                                  Shrinkage                                               $0
                                                                                                          -------------------
    Other - Explain                                      $0       Personal Use                                            $0
                                  --------------------------                                              -------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                        ===================
        TOTAL                                            $0
                                  ==========================



    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes         No
                  -----      -----

    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        --
                                                                                                        --
      Weekly                                                        LIFO cost
                       ------                                                                           --
      Monthly                                                       Lower of cost or market
                       ------                                                                           --
      Quarterly                                                     Retail method
                       ------                                                                           --
      Semi-annually                                                 Other
                       ------                                                                           --
      Annually                                                        Explain
                       ------

Date of last physical inventory was    Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                            COST              MARKET VALUE
                                                                       ----              ------------
      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================


                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS

                                                                       COST               NET BOOK VALUE
                                                                       ----               --------------
Description

Machinery & Equipment -

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      Total                                                                    $0                      $0
                                                                  ================    ====================
Furniture & Fixtures -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      Total                                                                    $0                      $0
                                                                  ================    ====================
Office Equipment -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Leasehold Improvements -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Vehicles -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                          ---------       ----------     ----------      --------        -----
FEDERAL
       Income Tax Withholding                                                                                   $0
                                        ---------------   -------------   ------------   -----------  -------------
       FICA - Employee                                                                                          $0
                                        ---------------   -------------   ------------   -----------  -------------
       FICA - Employer                                                                                          $0
                                        ---------------   -------------   ------------   -----------  -------------
       Unemployment (FUTA)                                                                                      $0
                                        ---------------   -------------   ------------   -----------  -------------
       Income                                                                                                   $0
                                        ---------------   -------------   ------------   -----------  -------------
       Other (Attach List)                                                                                      $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
STATE AND LOCAL
       Income Tax Withholding                                                                                   $0
                                        ---------------   -------------   ------------   -----------  -------------
       Unemployment (UT)                                                                                        $0
                                        ---------------   -------------   ------------   -----------  -------------
       Disability Insurance (DI)                                                                                $0
                                        ---------------   -------------   ------------   -----------  -------------
       Empl. Training Tax (ETT)                                                                                 $0
                                        ---------------   -------------   ------------   -----------  -------------
       Sales                                                                                $35,937        $35,937
                                        ---------------   -------------   ------------   -----------  -------------
       Excise                                                                                                   $0
                                        ---------------   -------------   ------------   -----------  -------------
       Real property                                                                                            $0
                                        ---------------   -------------   ------------   -----------  -------------
       Personal property                                                                                        $0
                                        ---------------   -------------   ------------   -----------  -------------
       Income                                                                                                   $0
                                        ---------------   -------------   ------------   -----------  -------------
       Other (Attach List)                                                                                      $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0       $35,937        $35,937
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL TAXES                                         $0              $0             $0       $35,937        $35,937
                                        ===============   =============   ============   ===========  =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                       CLAIMED                   ALLOWED
                                                        AMOUNT                  AMOUNT (b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -               (1)                       (2)
                                                     --------------           -------------
       Secured claims  (a)                                      $0                      $0
                                                     --------------           -------------
       Priority claims other than taxes                         $0                      $0
                                                     --------------           -------------
       Priority tax claims                                 $25,122               ($284,146)
                                                     --------------           -------------
       General unsecured claims                       $180,342,426            $173,620,433
                                                     --------------           -------------


      (a)   List total amount of claims even if under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

      (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001

      (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2         ACCOUNT 3       ACCOUNT 4
                                          ---------       ---------         ---------       ---------
Bank                                    Wells Fargo LLC
                                        ---------------   ------------     ------------   -------------
Account Type                            General Banking
                                        ---------------   ------------     ------------   -------------
Account No.                             4487-099655
                                        ---------------   ------------     ------------   -------------
Account Purpose                         General Banking
                                        ---------------   ------------     ------------   -------------
Balance, End of Month                               $0
                                        ---------------   ------------     ------------   -------------
Total Funds on Hand for all Accounts                $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02


                                                                                    Actual                   Cumulative
                                                                                Current Month              (Case to Date)
                                                                             -------------------        ------------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                              $0                        $0
                                                                             -------------------        ------------------
2         Cash Received from Sales                                                           $0                        $0
                                                                             -------------------        ------------------
3         Interest Received                                                                  $0                        $0
                                                                             -------------------        ------------------
4         Borrowings                                                                         $0                        $0
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                               $0                        $0
                                                                             -------------------        ------------------
6         Capital Contributions                                                              $0                        $0
                                                                             -------------------        ------------------
7
          ------------------------------------------------------             -------------------        ------------------
8
         -------------------------------------------------------             -------------------        ------------------
9
          ------------------------------------------------------             -------------------        ------------------
10
          ------------------------------------------------------             -------------------        ------------------
11
          ------------------------------------------------------             -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                           $0                        $0
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS
                                                                             -------------------        ------------------
13        Payments for Inventory                                                             $0                        $0
                                                                             -------------------        ------------------
14        Selling                                                                            $0                        $0
                                                                             -------------------        ------------------
15        Administrative                                                                     $0                        $0
                                                                             -------------------        ------------------
16        Capital Expenditures                                                               $0                        $0
                                                                             -------------------        ------------------
17        Principal Payments on Debt                                                         $0                        $0
                                                                             -------------------        ------------------
18        Interest Paid                                                                      $0                        $0
                                                                             -------------------        ------------------
          Rent/Lease:                                                                        $0                        $0
                                                                             -------------------        ------------------
19             Personal Property                                                             $0                        $0
                                                                             -------------------        ------------------
20             Real Property                                                                 $0                        $0
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)                                                 $0                        $0
                                                                             -------------------        ------------------
21             Salaries                                                                      $0                        $0
                                                                             -------------------        ------------------
22             Draws                                                                         $0                        $0
                                                                             -------------------        ------------------
23             Commissions/Royalties                                                         $0                        $0
                                                                             -------------------        ------------------
24             Expense Reimbursements                                                        $0                        $0
                                                                             -------------------        ------------------
25             Other                                                                         $0                        $0
                                                                             -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                   $0                        $0
                                                                             -------------------        ------------------
27        Management Fees                                                                    $0                        $0
                                                                             -------------------        ------------------
          Taxes:                                                                             $0                        $0
                                                                             -------------------        ------------------
28             Employee Withholding                                                          $0                        $0
                                                                             -------------------        ------------------
29             Employer Payroll Taxes                                                        $0                        $0
                                                                             -------------------        ------------------
30             Real Property Taxes                                                           $0                        $0
                                                                             -------------------        ------------------
31             Other Taxes                                                                   $0                        $0
                                                                             -------------------        ------------------
32        Other Cash Outflows:                                                               $0                        $0
                                                                             -------------------        ------------------
33
               -------------------------------------------------             -------------------        ------------------
34
               -------------------------------------------------             -------------------        ------------------
35
               -------------------------------------------------             -------------------        ------------------
36
               -------------------------------------------------             -------------------        ------------------
37
               -------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                     $0                        $0
                                                                             -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                          $0                        $0
                                                                             -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                        $0                        $0
                                                                             -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                              $0                        $0
                                                                             ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02


     CASH FLOWS FROM OPERATING ACTIVITIES                                                ACTUAL                 CUMULATIVE
                                                                                      CURRENT MONTH           (CASE TO DATE)
                                                                                   --------------------   -----------------------
1         Cash Received from Sales                                                                  $0                        $0
                                                                                   --------------------   -----------------------
2         Rent/Leases Collected                                                                     $0                        $0
                                                                                   --------------------   -----------------------
3         Interest Received                                                                         $0                        $0
                                                                                   --------------------   -----------------------
4         Cash Paid to Suppliers                                                                    $0                        $0
                                                                                   --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                     $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                      $0                        $0
                                                                                   --------------------   -----------------------
8            Real Property                                                                          $0                        $0
                                                                                   --------------------   -----------------------
9         Cash Paid for Interest                                                                    $0                        $0
                                                                                   --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                    $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                               $0                        $0
                                                                                   --------------------   -----------------------
12           Draws                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
13           Commissions/Royalties                                                                  $0                        $0
                                                                                   --------------------   -----------------------
14           Expense Reimbursements                                                                 $0                        $0
                                                                                   --------------------   -----------------------
15           Other                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                   $0                        $0
                                                                                   --------------------   -----------------------
17           Employee Withholdings                                                                  $0                        $0
                                                                                   --------------------   -----------------------
18           Real Property Taxes                                                                    $0                        $0
                                                                                   --------------------   -----------------------
19           Other Taxes                                                                            $0                        $0
                                                                                   --------------------   -----------------------
20        Cash Paid for General Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
21
          ---------------------------------------------------------------------    --------------------   -----------------------
22
          ---------------------------------------------------------------------    --------------------   -----------------------
23
          ---------------------------------------------------------------------    --------------------   -----------------------
24
          ---------------------------------------------------------------------    --------------------   -----------------------
25
          ---------------------------------------------------------------------    --------------------   -----------------------
26
          ---------------------------------------------------------------------    --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
             REORGANIZATION ITEMS                                                                   $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                        $0
                                                                                   --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                        $0
                                                                                   --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                               $0                        $0
                                                                                   --------------------   -----------------------
31
          ---------------------------------------------------------------------    --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       $0                        $0
                                                                                   --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                      $0                        $0
                                                                                   --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                        $0
                                                                                   --------------------   -----------------------
36
          ---------------------------------------------------------------------    --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                          $0                        $0
                                                                                   --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                        $0
                                                                                   --------------------   -----------------------
40        Capital Contributions                                                                     $0                        $0
                                                                                   --------------------   -----------------------
41        Principal Payments                                                                        $0                        $0
                                                                                   --------------------   -----------------------
42
          ---------------------------------------------------------------------    --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                        $0
                                                                                   --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $0                        $0
                                                                                   --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                        $0
                                                                                   ====================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.                      CASE NO. 01-53297

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS


      MONTH ENDED: Mar-02                   PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). ____
      Dollars reported in $1



2.    ASSET AND LIABILITY STRUCTURE                                     END OF CURRENT       END OF PRIOR     AS OF PETITION
                                                                            MONTH               MONTH            FILING
                                                                        --------------       ------------     --------------
      a.  Current Assets                                                           $0                  $0
                                                                        --------------       -------------
      b.  Total Assets                                                             $0                  $0                $0
                                                                        --------------       --------------   ---------------
      c.  Current Liabilities                                                      $0                  $0
                                                                        --------------       --------------
      d.  Total Liabilities                                                        $0                  $0                $0
                                                                        --------------       --------------    --------------

                                                                                                                CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH         PRIOR MONTH      (CASE TO DATE)
                                                                        -------------         -----------      --------------
      a.  Total Receipts                                                           $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      b.  Total Disbursements                                                      $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      d.  Cash Balance Beginning of Month                                          $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      e.  Cash Balance End of Month (c + d)                                        $0                  $0                 $0
                                                                        ---------------      --------------    --------------


                                                                                                                CUMULATIVE
                                                                        CURRENT MONTH         PRIOR MONTH      (CASE TO DATE)
                                                                        -------------         -----------      --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $0                  $0                  $0
                                                                        ---------------      --------------    --------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0                  $0
                                                                        ---------------      --------------
6.    POST-PETITION LIABILITIES                                                    $0                  $0
                                                                        ---------------      --------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                  $0
                                                                        ---------------      --------------

AT THE END OF THIS REPORTING MONTH:                                                               YES             NO
                                                                                                  ---             --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                         X
      course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of                    X
      payment, amount of payment and name of payee)

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?

11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                       X
      attach listing including date of payment, amount and reason for payment, and name of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?              X

13.   Are a plan and disclosure statement on file?                                                                X

14.   Was there any post-petition borrowing during this reporting period?                                         X


15. Check if paid: Post-petition taxes __; U.S. Trustee Quarterly Fees___; Check if filing is current for: Post-petition tax reporting and tax returns:__.

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 04/18/02                           /s/ Eugene A. Reilly
     ------------                        ---------------------------------------
                                         Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 03/31/02



                    CURRENT MONTH
------------------------------------------------------
                                                                                                 CUMULATIVE             NEXT MONTH
     ACTUAL             FORECAST          VARIANCE                                              (CASE TO DATE)            FORECAST
     ------             --------          --------                                              --------------            --------
                                                           REVENUES:
              $0                 $0                $0    1   Gross Sales                                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    2   less: Sales Returns
                                                             & Allowances                                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    3   Net Sales                                       $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    4   less: Cost of Goods Sold
                                                             (Schedule 'B')                                  $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    5   Gross Profit                                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    6   Interest                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    7   Other Income:                                   $0                $0
-----------------    ---------------   ---------------                     ----------------    -----------------  ----------------
                                                         8
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
                                                         9
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   10       TOTAL REVENUES                              $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                           EXPENSES:
              $0                 $0                $0   11   Compensation to Owner(s)/
                                                             Officer(s)                                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   12   Salaries                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   13   Commissions                                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   14   Contract Labor                                  $0                $0
-----------------    ---------------   ---------------       Rent/Lease:                       -----------------  ----------------
              $0                 $0                $0   15       Personal Property                           $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   16       Real Property                               $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   17   Insurance                                       $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   18   Management Fees                                 $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   19   Depreciation                                    $0                $0
-----------------    ---------------   ---------------       Taxes:                            -----------------  ----------------
              $0                 $0                $0   20       Employer Payroll Taxes                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   21       Real Property Taxes                         $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   22       Other Taxes                                 $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   23   Other Selling                                   $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   24   Other Administrative                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   25   Interest                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   26   Other Expenses:                                 $0                $0
-----------------    ---------------   ---------------                      ---------------    -----------------  ----------------
              $0                 $0                $0   27                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   28                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   29                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   30                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   31                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   32                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   33                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   34                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   35       TOTAL EXPENSES                              $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   36 SUBTOTAL                                          $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                           REORGANIZATION ITEMS:

              $0                 $0                $0   37   Professional Fees                               $0                $0

-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   38   Provisions for Rejected
                                                             Executory Contracts                             $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   39   Interest Earned on
                                                             Accumulated Cash from                           $0                $0
-----------------    ---------------   ---------------       Resulting Chp 11 Case             -----------------  ----------------
              $0                 $0                $0   40   Gain or (Loss) from Sale                        $0                $0
-----------------    ---------------   ---------------       of Equipment                      -----------------  ----------------
              $0                 $0                $0   41   U.S. Trustee Quarterly Fees                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   42                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   43        TOTAL REORGANIZATION
                                                                  ITEMS                                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   44  NET PROFIT (LOSS) BEFORE
                                                            FEDERAL & STATE TAXES                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   45   Federal & State Income Taxes                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   46 NET PROFIT (LOSS)                                 $0                $0
=================    ===============   ===============                                         =================  ================


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 03/31/02
    ASSETS

                                                                FROM SCHEDULES            MARKET VALUE
                                                                --------------            ------------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                   $0
                                                                                     ----------------------
 2           Cash and cash equivalents - restricted                                                     $0
                                                                                     ----------------------
 3           Accounts receivable (net)                                 A                                $0
                                                                                     ----------------------
 4           Inventory                                                 B                                $0
                                                                                     ----------------------
 5           Prepaid expenses                                                                           $0
                                                                                     ----------------------
 6           Professional retainers                                                                     $0
                                                                                     ----------------------
 7           Other:                                                                                     $0
                   --------------------------------------------                      ----------------------
 8
             --------------------------------------------------                      ----------------------
 9                 TOTAL CURRENT ASSETS                                                                 $0
                                                                                     ----------------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)
10           Real property                                             C                                $0
                                                                                     ----------------------
11           Machinery and equipment                                   D                                $0
                                                                                     ----------------------
12           Furniture and fixtures                                    D                                $0
                                                                                     ----------------------
13           Office equipment                                          D                                $0
                                                                                     ----------------------
14           Leasehold improvements                                    D                                $0
                                                                                     ----------------------
15           Vehicles                                                  D                                $0
                                                                                     ----------------------
16           Other:                                                    D                                $0
                   --------------------------------------------                      ----------------------
17                                                                     D                                $0
             --------------------------------------------------                      ----------------------
18                                                                     D                                $0
             --------------------------------------------------                      ----------------------
19                                                                     D                                $0
             --------------------------------------------------                      ----------------------
20                                                                     D                                $0
             --------------------------------------------------                      ----------------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                         $0
                                                                                     ----------------------
         OTHER ASSETS
22           Loans to shareholders                                                                      $0
                                                                                     ----------------------
23           Loans to affiliates                                                                        $0
                                                                                     ----------------------
24
             --------------------------------------------------                      ----------------------
25
             --------------------------------------------------                      ----------------------
26
             --------------------------------------------------                      ----------------------
27
             --------------------------------------------------                      ----------------------
28                 TOTAL OTHER ASSETS                                                                   $0
                                                                                     ----------------------
29                 TOTAL ASSETS                                                                         $0
                                                                                     ======================


          NOTE:

                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION
             CURRENT LIABILITIES

30                 Salaries and wages                                                                   $0
                                                                                     ----------------------
31                 Payroll taxes                                                                        $0
                                                                                     ----------------------
32                 Real and personal property taxes                                                     $0
                                                                                     ----------------------
33                 Income taxes                                                                         $0
                                                                                     ----------------------
34                 Sales taxes                                                                          $0
                                                                                     ----------------------
35                 Notes payable (short term)                                                           $0
                                                                                     ----------------------
36                 Accounts payable (trade)                            A                                $0
                                                                                     ----------------------
37                 Real property lease arrearage                                                        $0
                                                                                     ----------------------
38                 Personal property lease arrearage                                                    $0
                                                                                     ----------------------
39                 Accrued professional fees                                                            $0
                                                                                     ----------------------
40                 Current portion of long-term post-petition debt (due
                   within 12 months)                                                                    $0
                                                                                     ----------------------
41                 Other:
                            -----------------------------------                      ----------------------
42
                   --------------------------------------------                      ----------------------
43
                   --------------------------------------------                      ----------------------
44                 TOTAL CURRENT LIABILITIES                                                            $0
                                                                                     ----------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                       $0
                                                                                     ----------------------
46                 TOTAL POST-PETITION LIABILITIES                                                      $0
                                                                                     ----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                 Secured claims                                      F                                $0
                                                                                     ----------------------
48                 Priority unsecured claims                           F                                $0
                                                                                     ----------------------
49                 General unsecured claims                            F                                $0
                                                                                     ----------------------
50                 TOTAL PRE-PETITION LIABILITIES                                                       $0
                                                                                     ----------------------
51                 TOTAL LIABILITIES                                                                    $0
                                                                                     ----------------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing                                              $0
                                                                                     ----------------------
53           Capital Stock                                                                              $0
                                                                                     ----------------------
54           Additional paid-in capital                                                                 $0
                                                                                     ----------------------
55           Cumulative profit/(loss) since filing of case                                              $0
                                                                                     ----------------------
56           Post-petition contributions/(distributions) or (draws)                                     $0
                                                                                     ----------------------
57
                   --------------------------------------------                      ----------------------
58           Market value adjustment                                                                    $0
                                                                                     ----------------------
59                 TOTAL EQUITY (DEFICIT)                                                               $0
                                                                                     ----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                              $0
                                                                                     ======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                   ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE                   PAST DUE
RECEIVABLES AND PAYABLES AGINGS                  [PRE AND POST PETITION]      [POST PETITION]              POST PETITION DEBT
-------------------------------                  -----------------------      ---------------              ------------------
    0 -30 Days                                                       $0                    $0
                                                 -----------------------     -----------------
    31-60 Days                                                       $0                    $0
                                                 -----------------------     -----------------
    61-90 Days                                                       $0                    $0                             $0
                                                 -----------------------     -----------------            -------------------
    91+ Days                                                         $0                    $0
                                                 -----------------------     -----------------
    Total accounts receivable/payable                                $0                    $0
                                                 -----------------------     =================
    Allowance for doubtful accounts                                  $0
                                                 -----------------------
    Accounts receivable (net)                                        $0
                                                 =======================



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                              $0
                                          -------------                                                   -------------------
                                                                Add -

    Retail/Restaurants -                                          Net purchase                                            $0
                                                                                                          -------------------
      Product for resale                                 $0       Direct labor                                            $0
                                  --------------------------                                              -------------------
                                                                  Manufacturing overhead                                  $0
                                                                                                          -------------------
    Distribution -                                                Freight in                                              $0
                                                                                                          -------------------
      Products for resale                                $0       Other:                                                  $0
                                  --------------------------                                              -------------------

                                                                ----------------------------------------  -------------------
    Manufacturer -
                                                                ----------------------------------------  -------------------
      Raw Materials                                      $0
                                  --------------------------
      Work-in-progress                                   $0     Less -
                                  --------------------------
      Finished goods                                     $0       Inventory End of Month                                  $0
                                  --------------------------                                              -------------------
                                                                  Shrinkage                                               $0
                                                                                                          -------------------
    Other - Explain                                      $0       Personal Use                                            $0
                                  --------------------------                                              -------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                        ===================
        TOTAL                                            $0
                                  ==========================



    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes         No
                  -----      -----

    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        --
      Weekly                                                        LIFO cost
                       ------                                                                           --
      Monthly                                                       Lower of cost or market
                       ------                                                                           --
      Quarterly                                                     Retail method
                       ------                                                                           --
      Semi-annually                                                 Other
                       ------                                                                           --
      Annually                                                        Explain
                       ------

Date of last physical inventory was    Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                            COST              MARKET VALUE
                                                                       ----              ------------
      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                            COST               BOOK VALUE
                                                                       ----               ----------
Machinery & Equipment -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      Total                                                                    $0                      $0
                                                                  ================    ====================
Furniture & Fixtures -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      Total                                                                    $0                      $0
                                                                  ================    ====================
Office Equipment -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Leasehold Improvements -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Vehicles -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                          ---------       ----------     ----------      --------        -----
FEDERAL
       Income Tax Withholding                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       FICA - Employee                              $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       FICA - Employer                              $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Unemployment (FUTA)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Income                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Other (Attach List)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Unemployment (UT)                            $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Disability Insurance (DI)                    $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Empl. Training Tax (ETT)                     $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Sales                                        $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Excise                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Real property                                $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Personal property                            $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Income                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Other (Attach List)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL TAXES                                         $0              $0             $0            $0             $0
                                        ===============   =============   ============   ===========  =============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                       CLAIMED                   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -             AMOUNT                  AMOUNT (B)
                                                     --------------           -------------
       Secured claims  (a)                                      $0                      $0
                                                     --------------           -------------
       Priority claims other than taxes                         $0                      $0
                                                     --------------           -------------
       Priority tax claims                                      $0                      $0
                                                     --------------           -------------
       General unsecured claims                                 $0                      $0
                                                     --------------           -------------


      (a)   List total amount of claims even if under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2         ACCOUNT 3       ACCOUNT 4
                                          ---------       ---------         ---------       ---------
Bank                                        None
                                        ---------------   ------------     ------------   -------------
Account Type
                                        ---------------   ------------     ------------   -------------
Account No.
                                        ---------------   ------------     ------------   -------------
Account Purpose
                                        ---------------   ------------     ------------   -------------
Balance, End of Month
                                        ---------------   ------------     ------------   -------------
Total Funds on Hand for all Accounts                $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02


                                                                                    Actual                   Cumulative
                                                                                Current Month              (Case to Date)
                                                                             -------------------        ------------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                              $0                        $0
                                                                             -------------------        ------------------
2         Cash Received from Sales                                                           $0                        $0
                                                                             -------------------        ------------------
3         Interest Received                                                                  $0                        $0
                                                                             -------------------        ------------------
4         Borrowings                                                                         $0                        $0
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                               $0                        $0
                                                                             -------------------        ------------------
6         Capital Contributions                                                              $0                        $0
                                                                             -------------------        ------------------
7
          ------------------------------------------------------             -------------------        ------------------
8
         -------------------------------------------------------             -------------------        ------------------
9
          ------------------------------------------------------             -------------------        ------------------
10
          ------------------------------------------------------             -------------------        ------------------
11
          ------------------------------------------------------             -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                           $0                        $0
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS
                                                                             -------------------        ------------------
13        Payments for Inventory                                                             $0                        $0
                                                                             -------------------        ------------------
14        Selling                                                                            $0                        $0
                                                                             -------------------        ------------------
15        Administrative                                                                     $0                        $0
                                                                             -------------------        ------------------
16        Capital Expenditures                                                               $0                        $0
                                                                             -------------------        ------------------
17        Principal Payments on Debt                                                         $0                        $0
                                                                             -------------------        ------------------
18        Interest Paid                                                                      $0                        $0
                                                                             -------------------        ------------------
          Rent/Lease:                                                                        $0                        $0
                                                                             -------------------        ------------------
19             Personal Property                                                             $0                        $0
                                                                             -------------------        ------------------
20             Real Property                                                                 $0                        $0
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)                                                 $0                        $0
                                                                             -------------------        ------------------
21             Salaries                                                                      $0                        $0
                                                                             -------------------        ------------------
22             Draws                                                                         $0                        $0
                                                                             -------------------        ------------------
23             Commissions/Royalties                                                         $0                        $0
                                                                             -------------------        ------------------
24             Expense Reimbursements                                                        $0                        $0
                                                                             -------------------        ------------------
25             Other                                                                         $0                        $0
                                                                             -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                   $0                        $0
                                                                             -------------------        ------------------
27        Management Fees                                                                    $0                        $0
                                                                             -------------------        ------------------
          Taxes:                                                                             $0                        $0
                                                                             -------------------        ------------------
28             Employee Withholding                                                          $0                        $0
                                                                             -------------------        ------------------
29             Employer Payroll Taxes                                                        $0                        $0
                                                                             -------------------        ------------------
30             Real Property Taxes                                                           $0                        $0
                                                                             -------------------        ------------------
31             Other Taxes                                                                   $0                        $0
                                                                             -------------------        ------------------
32        Other Cash Outflows:                                                               $0                        $0
                                                                             -------------------        ------------------
33
               -------------------------------------------------             -------------------        ------------------
34
               -------------------------------------------------             -------------------        ------------------
35
               -------------------------------------------------             -------------------        ------------------
36
               -------------------------------------------------             -------------------        ------------------
37
               -------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                     $0                        $0
                                                                             -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                          $0                        $0
                                                                             -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                        $0                        $0
                                                                             -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                              $0                        $0
                                                                             ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02


     CASH FLOWS FROM OPERATING ACTIVITIES                                                ACTUAL                 CUMULATIVE
                                                                                      CURRENT MONTH           (CASE TO DATE)
                                                                                   --------------------   -----------------------
1         Cash Received from Sales                                                                  $0                        $0
                                                                                   --------------------   -----------------------
2         Rent/Leases Collected                                                                     $0                        $0
                                                                                   --------------------   -----------------------
3         Interest Received                                                                         $0                        $0
                                                                                   --------------------   -----------------------
4         Cash Paid to Suppliers                                                                    $0                        $0
                                                                                   --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                     $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                      $0                        $0
                                                                                   --------------------   -----------------------
8            Real Property                                                                          $0                        $0
                                                                                   --------------------   -----------------------
9         Cash Paid for Interest                                                                    $0                        $0
                                                                                   --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                    $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                               $0                        $0
                                                                                   --------------------   -----------------------
12           Draws                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
13           Commissions/Royalties                                                                  $0                        $0
                                                                                   --------------------   -----------------------
14           Expense Reimbursements                                                                 $0                        $0
                                                                                   --------------------   -----------------------
15           Other                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                   $0                        $0
                                                                                   --------------------   -----------------------
17           Employee Withholdings                                                                  $0                        $0
                                                                                   --------------------   -----------------------
18           Real Property Taxes                                                                    $0                        $0
                                                                                   --------------------   -----------------------
19           Other Taxes                                                                            $0                        $0
                                                                                   --------------------   -----------------------
20        Cash Paid for General Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
21
          ---------------------------------------------------------------------    --------------------   -----------------------
22
          ---------------------------------------------------------------------    --------------------   -----------------------
23
          ---------------------------------------------------------------------    --------------------   -----------------------
24
          ---------------------------------------------------------------------    --------------------   -----------------------
25
          ---------------------------------------------------------------------    --------------------   -----------------------
26
          ---------------------------------------------------------------------    --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
             REORGANIZATION ITEMS                                                                   $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                        $0
                                                                                   --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                        $0
                                                                                   --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                               $0                        $0
                                                                                   --------------------   -----------------------
31
          ---------------------------------------------------------------------    --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       $0                        $0
                                                                                   --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                      $0                        $0
                                                                                   --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                        $0
                                                                                   --------------------   -----------------------
36
          ---------------------------------------------------------------------    --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                          $0                        $0
                                                                                   --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                        $0
                                                                                   --------------------   -----------------------
40        Capital Contributions                                                                     $0                        $0
                                                                                   --------------------   -----------------------
41        Principal Payments                                                                        $0                        $0
                                                                                   --------------------   -----------------------
42
          ---------------------------------------------------------------------    --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                        $0
                                                                                   --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $0                        $0
                                                                                   --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                        $0
                                                                                   ====================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.               CASE NO. 01-53302

                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS


      MONTH ENDED: Mar-02                   PETITION DATE: 07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _________ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).



Dollars reported in $1

2.    ASSET AND LIABILITY STRUCTURE                                     END OF CURRENT       END OF PRIOR     AS OF PETITION
                                                                            MONTH               MONTH            FILING
                                                                        --------------       ------------     --------------
      a.  Current Assets                                                           $0                  $0
                                                                        --------------       -------------
      b.  Total Assets                                                             $0                  $0                 $0
                                                                        --------------       --------------   ---------------
      c.  Current Liabilities                                                      $0                  $0
                                                                        --------------       --------------
      d.  Total Liabilities                                                        $0                  $0                 $0
                                                                        --------------       --------------    --------------

                                                                                                                CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH         PRIOR MONTH      (CASE TO DATE)
                                                                        -------------         -----------      --------------
      a.  Total Receipts                                                           $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      b.  Total Disbursements                                                      $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      d.  Cash Balance Beginning of Month                                          $0                  $0                 $0
                                                                        ---------------      --------------    --------------
      e.  Cash Balance End of Month (c + d)                                        $0                  $0                 $0
                                                                        ---------------      --------------    --------------


                                                                                                                CUMULATIVE
                                                                        CURRENT MONTH         PRIOR MONTH      (CASE TO DATE)
                                                                        -------------         -----------      --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                               $0                  $0                 $0
                                                                        ---------------      --------------    --------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                  $0                  $0
                                                                        ---------------      --------------
6.    POST-PETITION LIABILITIES                                                    $0                  $0
                                                                        ---------------      --------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                  $0
                                                                        ---------------      --------------

AT THE END OF THIS REPORTING MONTH:                                                               YES             NO
                                                                                                  ---             --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                         X
      course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of                    X
      payment, amount of payment and name of payee)

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?

11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                       X
      attach listing including date of payment, amount and reason for payment, and name of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?              X

13.   Are a plan and disclosure statement on file?                                                                X

14.   Was there any post-petition borrowing during this reporting period?                                         X


15. Check if paid: Post-petition taxes __; U.S. Trustee Quarterly Fees___; Check if filing is current for: Post-petition tax reporting and tax returns:__.

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  04/18/02                             /s/ EUGENE A. REILLY
     ------------                        ---------------------------------------
                                         Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 03/31/02



                    CURRENT MONTH
------------------------------------------------------
                                                                                                 CUMULATIVE             NEXT MONTH
     ACTUAL             FORECAST          VARIANCE                                              (CASE TO DATE)            FORECAST
     ------             --------          --------                                              --------------            --------
                                                           REVENUES:
              $0                 $0                $0    1   Gross Sales                                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    2   less: Sales Returns
                                                                    & Allowances                             $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    3   Net Sales                                       $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    4   less: Cost of Goods Sold
                                                                   (Schedule 'B')                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    5   Gross Profit                                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    6   Interest                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    7   Other Income:                                   $0                $0
-----------------    ---------------   ---------------                     ----------------    -----------------  ----------------
                                                         8
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
                                                         9
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   10       TOTAL REVENUES                              $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                           EXPENSES:
              $0                 $0                $0   11   Compensation to Owner(s)/
                                                             Officer(s)                                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   12   Salaries                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   13   Commissions                                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   14   Contract Labor                                  $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   15   Rent/Lease:                                     $0                $0
                                                                 Personal Property
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   16       Real Property                               $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   17   Insurance                                       $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   18   Management Fees                                 $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   19   Depreciation                                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   20   Taxes:                                          $0                $0
                                                                 Employer Payroll Taxes
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   21       Real Property Taxes                         $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   22       Other Taxes                                 $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   23   Other Selling                                   $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   24   Other Administrative                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   25   Interest                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   26   Other Expenses:                                 $0                $0
-----------------    ---------------   ---------------                      ---------------    -----------------  ----------------
              $0                 $0                $0   27                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   28                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   29                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   30                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   31                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   32                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   33                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   34                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   35       TOTAL EXPENSES                              $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   36 SUBTOTAL                                          $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                           REORGANIZATION ITEMS:

              $0                 $0                $0   37   Professional Fees                               $0                $0

-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   38   Provisions for Rejected
                                                             Executory Contracts                             $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   39   Interest Earned on
                                                             Accumulated Cash from                           $0                $0
-----------------    ---------------   ---------------       Resulting Chp 11 Case             -----------------  ----------------
              $0                 $0                                                                          $0                $0
-----------------    ---------------                                                           -----------------  ----------------
                                 $0                $0   40   Gain or (Loss) from Sale
                                                             of Equipment                                   $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   41   U.S. Trustee Quarterly Fees                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   42                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   43        TOTAL REORGANIZATION
                                                                  ITEMS                                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   44  NET PROFIT (LOSS) BEFORE
                                                            FEDERAL & STATE TAXES                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   45   Federal & State Income Taxes                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   46 NET PROFIT (LOSS)                                 $0                $0
=================    ===============   ===============                                         =================  ================


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 03/31/02
    ASSETS

                                                                FROM SCHEDULES            BOOK VALUE
                                                                --------------            ----------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                   $0
                                                                                     ----------------------
 2           Cash and cash equivalents - restricted                                                     $0
                                                                                     ----------------------
 3           Accounts receivable (net)                                 A                                $0
                                                                                     ----------------------
 4           Inventory                                                 B                                $0
                                                                                     ----------------------
 5           Prepaid expenses                                                                           $0
                                                                                     ----------------------
 6           Professional retainers                                                                     $0
                                                                                     ----------------------
 7           Other:                                                                                     $0
                   --------------------------------------------                      ----------------------
 8
             --------------------------------------------------                      ----------------------
 9                 TOTAL CURRENT ASSETS                                                                 $0
                                                                                     ----------------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)
10           Real property                                             C                                $0
                                                                                     ----------------------
11           Machinery and equipment                                   D                                $0
                                                                                     ----------------------
12           Furniture and fixtures                                    D                                $0
                                                                                     ----------------------
13           Office equipment                                          D                                $0
                                                                                     ----------------------
14           Leasehold improvements                                    D                                $0
                                                                                     ----------------------
15           Vehicles                                                  D                                $0
                                                                                     ----------------------
16           Other:                                                    D                                $0
                   --------------------------------------------                      ----------------------
17                                                                     D                                $0
             --------------------------------------------------                      ----------------------
18                                                                     D                                $0
             --------------------------------------------------                      ----------------------
19                                                                     D                                $0
             --------------------------------------------------                      ----------------------
20                                                                     D                                $0
             --------------------------------------------------                      ----------------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                         $0
                                                                                     ----------------------
         OTHER ASSETS
22           Loans to shareholders                                                                      $0
                                                                                     ----------------------
23           Loans to affiliates                                                                        $0
                                                                                     ----------------------
24
             --------------------------------------------------                      ----------------------
25
             --------------------------------------------------                      ----------------------
26
             --------------------------------------------------                      ----------------------
27
             --------------------------------------------------                      ----------------------
28                 TOTAL OTHER ASSETS                                                                   $0
                                                                                     ----------------------
29                 TOTAL ASSETS                                                                         $0
                                                                                     ======================


          NOTE:

                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

   POST-PETITION
      CURRENT LIABILITIES

30                 Salaries and wages                                                                   $0
                                                                                     ----------------------
31                 Payroll taxes                                                                        $0
                                                                                     ----------------------
32                 Real and personal property taxes                                                     $0
                                                                                     ----------------------
33                 Income taxes                                                                         $0
                                                                                     ----------------------
34                 Sales taxes                                                                          $0
                                                                                     ----------------------
35                 Notes payable (short term)                                                           $0
                                                                                     ----------------------
36                 Accounts payable (trade)                            A                                $0
                                                                                     ----------------------
37                 Real property lease arrearage                                                        $0
                                                                                     ----------------------
38                 Personal property lease arrearage                                                    $0
                                                                                     ----------------------
39                 Accrued professional fees                                                            $0
                                                                                     ----------------------
40                 Current portion of long-term post-petition debt (due
                   within 12 months)                                                                    $0
                                                                                     ----------------------
41                 Other:
                            -----------------------------------                      ----------------------
42
                   --------------------------------------------                      ----------------------
43
                   --------------------------------------------                      ----------------------
44                 TOTAL CURRENT LIABILITIES                                                            $0
                                                                                     ----------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                       $0
                                                                                     ----------------------
46                 TOTAL POST-PETITION LIABILITIES                                                      $0
                                                                                     ----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                 Secured claims                                      F                                $0
                                                                                     ----------------------
48                 Priority unsecured claims                           F                                $0
                                                                                     ----------------------
49                 General unsecured claims                            F                                $0
                                                                                     ----------------------
50                 TOTAL PRE-PETITION LIABILITIES                                                       $0
                                                                                     ----------------------
51                 TOTAL LIABILITIES                                                                    $0
                                                                                     ----------------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing                                              $0
                                                                                     ----------------------
53           Capital Stock                                                                              $0
                                                                                     ----------------------
54           Additional paid-in capital                                                                 $0
                                                                                     ----------------------
55           Cumulative profit/(loss) since filing of case                                              $0
                                                                                     ----------------------
56           Post-petition contributions/(distributions) or (draws)                                     $0
                                                                                     ----------------------
57
                   --------------------------------------------                      ----------------------
58           Market value adjustment                                                                    $0
                                                                                     ----------------------
59                 TOTAL EQUITY (DEFICIT)                                                               $0
                                                                                     ----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                              $0
                                                                                     ======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                   ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE                  PAST DUE
RECEIVABLES AND PAYABLES AGINGS                  [PRE AND POST PETITION]      [POST PETITION]              POST PETITION DEBT
-------------------------------                  -----------------------      ---------------              ------------------
    0 -30 Days                                                       $0                    $0
                                                 -----------------------     -----------------
    31-60 Days                                                       $0                    $0
                                                 -----------------------     -----------------
    61-90 Days                                                       $0                    $0                             $0
                                                 -----------------------     -----------------            -------------------
    91+ Days                                                         $0                    $0
                                                 -----------------------     -----------------
    Total accounts receivable/payable                                $0                    $0
                                                 -----------------------     =================
    Allowance for doubtful accounts                                  $0
                                                 -----------------------
    Accounts receivable (net)                                        $0
                                                 =======================



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD

                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                              $0
                                                                                                          -------------------
                                                                Add -                                                     $0
                                                                                                          -------------------
    Retail/Restaurants -                                          Net purchase                                            $0
                                                                                                          -------------------
      Product for resale                                 $0       Direct labor                                            $0
                                  --------------------------                                              -------------------
                                                                  Manufacturing overhead                                  $0
                                                                                                          -------------------
    Distribution -                                                Freight in                                              $0
                                                                                                          -------------------
      Products for resale                                $0       Other:                                                  $0
                                  --------------------------                                              -------------------

                                                                ----------------------------------------  -------------------
    Manufacturer -
                                                                ----------------------------------------  -------------------
      Raw Materials                                      $0
                                  --------------------------
      Work-in-progress                                   $0     Less -
                                  --------------------------
      Finished goods                                     $0       Inventory End of Month                                  $0
                                  --------------------------                                              -------------------
                                                                  Shrinkage                                               $0
                                                                                                          -------------------
    Other - Explain                                      $0       Personal Use                                            $0
                                  --------------------------                                              -------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                        ===================
        TOTAL                                            $0
                                  ==========================



    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes         No
                  -----      -----

    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        --
                                                                                                        --
      Weekly                                                        LIFO cost
                       ------                                                                           --
      Monthly                                                       Lower of cost or market
                       ------                                                                           --
      Quarterly                                                     Retail method
                       ------                                                                           --
      Semi-annually                                                 Other
                       ------                                                                           --
      Annually                                                        Explain
                       ------

Date of last physical inventory was    Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                            COST              MARKET VALUE
                                                                       ----              ------------
      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                            COST               BOOK VALUE
                                                                       ----               ----------
Machinery & Equipment -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      Total                                                                    $0                      $0
                                                                  ================    ====================
Furniture & Fixtures -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      Total                                                                    $0                      $0
                                                                  ================    ====================
Office Equipment -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Leasehold Improvements -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Vehicles -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                          ---------       ----------     ----------      --------        -----
FEDERAL
       Income Tax Withholding                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       FICA - Employee                              $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       FICA - Employer                              $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Unemployment (FUTA)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Income                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Other (Attach List)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Unemployment (UT)                            $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Disability Insurance (DI)                    $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Empl. Training Tax (ETT)                     $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Sales                                        $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Excise                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Real property                                $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Personal property                            $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Income                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Other (Attach List)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL TAXES                                         $0              $0             $0            $0             $0
                                        ===============   =============   ============   ===========  =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                       CLAIMED                   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -             AMOUNT                  AMOUNT (b)
                                                     --------------           -------------
       Secured claims  (a)                                      $0                      $0
                                                     --------------           -------------
       Priority claims other than taxes                         $0                      $0
                                                     --------------           -------------
       Priority tax claims                                      $0                      $0
                                                     --------------           -------------
       General unsecured claims                                 $0                      $0
                                                     --------------           -------------


      (a)   List total amount of claims even if under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2         ACCOUNT 3       ACCOUNT 4
                                          ---------       ---------         ---------       ---------
Bank                                        None
                                        ---------------   ------------     ------------   -------------
Account Type
                                        ---------------   ------------     ------------   -------------
Account No.
                                        ---------------   ------------     ------------   -------------
Account Purpose
                                        ---------------   ------------     ------------   -------------
Balance, End of Month
                                        ---------------   ------------     ------------   -------------
Total Funds on Hand for all Accounts                $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02


                                                                                    Actual                   Cumulative
                                                                                Current Month              (Case to Date)
                                                                             -------------------        ------------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                              $0                        $0
                                                                             -------------------        ------------------
2         Cash Received from Sales                                                           $0                        $0
                                                                             -------------------        ------------------
3         Interest Received                                                                  $0                        $0
                                                                             -------------------        ------------------
4         Borrowings                                                                         $0                        $0
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                               $0                        $0
                                                                             -------------------        ------------------
6         Capital Contributions                                                              $0                        $0
                                                                             -------------------        ------------------
7
          ------------------------------------------------------             -------------------        ------------------
8
         -------------------------------------------------------             -------------------        ------------------
9
          ------------------------------------------------------             -------------------        ------------------
10
          ------------------------------------------------------             -------------------        ------------------
11
          ------------------------------------------------------             -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                           $0                        $0
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS
                                                                             -------------------        ------------------
13        Payments for Inventory                                                             $0                        $0
                                                                             -------------------        ------------------
14        Selling                                                                            $0                        $0
                                                                             -------------------        ------------------
15        Administrative                                                                     $0                        $0
                                                                             -------------------        ------------------
16        Capital Expenditures                                                               $0                        $0
                                                                             -------------------        ------------------
17        Principal Payments on Debt                                                         $0                        $0
                                                                             -------------------        ------------------
18        Interest Paid                                                                      $0                        $0
                                                                             -------------------        ------------------
          Rent/Lease:                                                                        $0                        $0
                                                                             -------------------        ------------------
19             Personal Property                                                             $0                        $0
                                                                             -------------------        ------------------
20             Real Property                                                                 $0                        $0
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)                                                 $0                        $0
                                                                             -------------------        ------------------
21             Salaries                                                                      $0                        $0
                                                                             -------------------        ------------------
22             Draws                                                                         $0                        $0
                                                                             -------------------        ------------------
23             Commissions/Royalties                                                         $0                        $0
                                                                             -------------------        ------------------
24             Expense Reimbursements                                                        $0                        $0
                                                                             -------------------        ------------------
25             Other                                                                         $0                        $0
                                                                             -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                   $0                        $0
                                                                             -------------------        ------------------
27        Management Fees                                                                    $0                        $0
                                                                             -------------------        ------------------
          Taxes:                                                                             $0                        $0
                                                                             -------------------        ------------------
28             Employee Withholding                                                          $0                        $0
                                                                             -------------------        ------------------
29             Employer Payroll Taxes                                                        $0                        $0
                                                                             -------------------        ------------------
30             Real Property Taxes                                                           $0                        $0
                                                                             -------------------        ------------------
31             Other Taxes                                                                   $0                        $0
                                                                             -------------------        ------------------
32        Other Cash Outflows:                                                               $0                        $0
                                                                             -------------------        ------------------
33
               -------------------------------------------------             -------------------        ------------------
34
               -------------------------------------------------             -------------------        ------------------
35
               -------------------------------------------------             -------------------        ------------------
36
               -------------------------------------------------             -------------------        ------------------
37
               -------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                     $0                        $0
                                                                             -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                          $0                        $0
                                                                             -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                        $0                        $0
                                                                             -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                              $0                        $0
                                                                             ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02


     CASH FLOWS FROM OPERATING ACTIVITIES                                                ACTUAL                 CUMULATIVE
                                                                                      CURRENT MONTH           (CASE TO DATE)
                                                                                   --------------------   -----------------------
1         Cash Received from Sales                                                                  $0                        $0
                                                                                   --------------------   -----------------------
2         Rent/Leases Collected                                                                     $0                        $0
                                                                                   --------------------   -----------------------
3         Interest Received                                                                         $0                        $0
                                                                                   --------------------   -----------------------
4         Cash Paid to Suppliers                                                                    $0                        $0
                                                                                   --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                     $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                      $0                        $0
                                                                                   --------------------   -----------------------
8            Real Property                                                                          $0                        $0
                                                                                   --------------------   -----------------------
9         Cash Paid for Interest                                                                    $0                        $0
                                                                                   --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                    $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                               $0                        $0
                                                                                   --------------------   -----------------------
12           Draws                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
13           Commissions/Royalties                                                                  $0                        $0
                                                                                   --------------------   -----------------------
14           Expense Reimbursements                                                                 $0                        $0
                                                                                   --------------------   -----------------------
15           Other                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                   $0                        $0
                                                                                   --------------------   -----------------------
17           Employee Withholdings                                                                  $0                        $0
                                                                                   --------------------   -----------------------
18           Real Property Taxes                                                                    $0                        $0
                                                                                   --------------------   -----------------------
19           Other Taxes                                                                            $0                        $0
                                                                                   --------------------   -----------------------
20        Cash Paid for General Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
21
          ---------------------------------------------------------------------    --------------------   -----------------------
22
          ---------------------------------------------------------------------    --------------------   -----------------------
23
          ---------------------------------------------------------------------    --------------------   -----------------------
24
          ---------------------------------------------------------------------    --------------------   -----------------------
25
          ---------------------------------------------------------------------    --------------------   -----------------------
26
          ---------------------------------------------------------------------    --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
             REORGANIZATION ITEMS                                                                   $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                        $0
                                                                                   --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                        $0
                                                                                   --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                               $0                        $0
                                                                                   --------------------   -----------------------
31
          ---------------------------------------------------------------------    --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       $0                        $0
                                                                                   --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                      $0                        $0
                                                                                   --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                        $0
                                                                                   --------------------   -----------------------
36
          ---------------------------------------------------------------------    --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                          $0                        $0
                                                                                   --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                        $0
                                                                                   --------------------   -----------------------
40        Capital Contributions                                                                     $0                        $0
                                                                                   --------------------   -----------------------
41        Principal Payments                                                                        $0                        $0
                                                                                   --------------------   -----------------------
42
          ---------------------------------------------------------------------    --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                        $0
                                                                                   --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $0                        $0
                                                                                   --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                        $0
                                                                                   ====================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom New York, L.L.C.                        CASE NO.        01-53301

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:  Mar-02                                PETITION DATE:  07/02/01

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in  $1

                                                                  END OF CURRENT         END OF PRIOR          AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                      MONTH                 MONTH                 FILING
                                                                  --------------         ------------          --------------
    a.  Current Assets                                                      $0                    $0
                                                                   ------------          ------------
    b.  Total Assets                                                        $0                    $0                     $0
                                                                   ------------          ------------           ------------
    c.  Current Liabilities                                                 $0                    $0
                                                                   ------------          ------------
    d.  Total Liabilities                                                   $0                    $0                     $0
                                                                   ------------          ------------           ------------

                                                                                                                 CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH           CURRENT MONTH         PRIOR MONTH           (CASE TO DATE)
                                                                   -------------         ------------           ------------
    a.  Total Receipts                                                      $0                    $0                     $0
                                                                   ------------          ------------           ------------
    b.  Total Disbursements                                                 $0                    $0                     $0
                                                                   ------------          ------------           ------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          $0                    $0                     $0
                                                                   ------------          ------------           ------------
    d.  Cash Balance Beginning of Month                                     $0                    $0                     $0
                                                                   ------------          ------------           ------------
    e.  Cash Balance End of Month (c + d)                                   $0                    $0                     $0
                                                                   ------------          ------------           ------------

                                                                                                                 CUMULATIVE
                                                                   CURRENT MONTH         PRIOR MONTH           (CASE TO DATE)
                                                                   -------------         ------------           ------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                          $0                    $0                     $0
                                                                   ------------          ------------           ------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                             $0                    $0
                                                                   ------------          ------------
6.  POST-PETITION LIABILITIES                                               $0                    $0
                                                                   ------------          ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $0                    $0
                                                                   ------------          ------------

AT THE END OF THIS REPORTING MONTH:                                                          YES                     NO
                                                                                         ------------           ------------
8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                   X
                                                                                         ------------           ------------

9.  Have any payments been made to professionals?  (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                                   X
                                                                                         ------------           ------------

10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                         ------------

11. Have any payments been made to officers, insiders, shareholders, relatives?
    (if yes, attach listing including date of payment, amount and reason for
    payment, and name of payee)                                                                                       X
                                                                                         ------------           ------------

12. Is the estate insured for replacement cost of assets and for general
    liability?                                                                                X
                                                                                         ------------           ------------

13. Are a plan and disclosure statement on file?                                                                      X
                                                                                         ------------           ------------

14. Was there any post-petition borrowing during this reporting period?                                               X
                                                                                         ------------           ------------

15. Check if paid: Post-petition taxes   ;          U.S. Trustee Quarterly Fees   ;  Check if filing is current for: Post-petition
    tax reporting and tax returns:  .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  04/18/02                         /s/ EUGENE A. REILLY
     -------------------                ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 03/31/02



                    CURRENT MONTH
------------------------------------------------------
                                                                                                 CUMULATIVE             NEXT MONTH
     ACTUAL             FORECAST          VARIANCE                                              (CASE TO DATE)            FORECAST
     ------             --------          --------                                              --------------            --------
                                                           REVENUES:
              $0                 $0                $0    1   Gross Sales                                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    2   less: Sales Returns
                                                                    & Allowances                             $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    3   Net Sales                                       $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    4   less: Cost of Goods Sold
                                                                   (Schedule 'B')                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    5   Gross Profit                                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    6   Interest                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0    7   Other Income:                                   $0                $0
-----------------    ---------------   ---------------                     ----------------    -----------------  ----------------
                                                         8
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
                                                         9
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   10       TOTAL REVENUES                              $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                           EXPENSES:
              $0                 $0                $0   11   Compensation to Owner(s)/
                                                             Officer(s)                                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   12   Salaries                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   13   Commissions                                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   14   Contract Labor                                  $0                $0
                                                             Rent/Lease:
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   15       Personal Property                           $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   16       Real Property                               $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   17   Insurance                                       $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   18   Management Fees                                 $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   19   Depreciation                                    $0                $0
                                                             Taxes:
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   20       Employer Payroll Taxes                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   21       Real Property Taxes                         $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   22       Other Taxes                                 $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   23   Other Selling                                   $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   24   Other Administrative                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   25   Interest                                        $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   26   Other Expenses:                                 $0                $0
-----------------    ---------------   ---------------                      ---------------    -----------------  ----------------
              $0                 $0                $0   27                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   28                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   29                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   30                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   31                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   32                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   33                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   34                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   35       TOTAL EXPENSES                              $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   36 SUBTOTAL                                          $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
                                                           REORGANIZATION ITEMS:

              $0                 $0                $0   37   Professional Fees                               $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   38   Provisions for Rejected
                                                             Executory Contracts                             $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   39   Interest Earned on
                                                             Accumulated Cash from                           $0                $0
                                                             Resulting Chp 11 Case
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   40   Gain or (Loss) from Sale                        $0                $0
                                                             of Equipment
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   41   U.S. Trustee Quarterly Fees                     $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   42                                                   $0                $0
-----------------    ---------------   ---------------     --------------------------------    -----------------  ----------------
              $0                 $0                $0   43        TOTAL REORGANIZATION
                                                                  ITEMS                                      $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   44  NET PROFIT (LOSS) BEFORE
                                                            FEDERAL & STATE TAXES                            $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   45   Federal & State Income Taxes                    $0                $0
-----------------    ---------------   ---------------                                         -----------------  ----------------
              $0                 $0                $0   46 NET PROFIT (LOSS)                                 $0                $0
=================    ===============   ===============                                         =================  ================


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 03/31/02
    ASSETS

                                                                FROM SCHEDULES            MARKET VALUE
                                                                --------------            ------------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                   $0
                                                                                     ----------------------
 2           Cash and cash equivalents - restricted                                                     $0
                                                                                     ----------------------
 3           Accounts receivable (net)                                 A                                $0
                                                                                     ----------------------
 4           Inventory                                                 B                                $0
                                                                                     ----------------------
 5           Prepaid expenses                                                                           $0
                                                                                     ----------------------
 6           Professional retainers                                                                     $0
                                                                                     ----------------------
 7           Other:                                                                                     $0
                   --------------------------------------------                      ----------------------
 8
             --------------------------------------------------                      ----------------------
 9                 TOTAL CURRENT ASSETS                                                                 $0
                                                                                     ----------------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)
10           Real property                                             C                                $0
                                                                                     ----------------------
11           Machinery and equipment                                   D                                $0
                                                                                     ----------------------
12           Furniture and fixtures                                    D                                $0
                                                                                     ----------------------
13           Office equipment                                          D                                $0
                                                                                     ----------------------
14           Leasehold improvements                                    D                                $0
                                                                                     ----------------------
15           Vehicles                                                  D                                $0
                                                                                     ----------------------
16           Other:                                                    D                                $0
                   --------------------------------------------                      ----------------------
17                                                                     D                                $0
             --------------------------------------------------                      ----------------------
18                                                                     D                                $0
             --------------------------------------------------                      ----------------------
19                                                                     D                                $0
             --------------------------------------------------                      ----------------------
20                                                                     D                                $0
             --------------------------------------------------                      ----------------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                         $0
                                                                                     ----------------------
         OTHER ASSETS
22           Loans to shareholders                                                                      $0
                                                                                     ----------------------
23           Loans to affiliates                                                                        $0
                                                                                     ----------------------
24
             --------------------------------------------------                      ----------------------
25
             --------------------------------------------------                      ----------------------
26
             --------------------------------------------------                      ----------------------
27
             --------------------------------------------------                      ----------------------
28                 TOTAL OTHER ASSETS                                                                   $0
                                                                                     ----------------------
29                 TOTAL ASSETS                                                                         $0
                                                                                     ======================


          NOTE:

                  Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

         POST-PETITION
             CURRENT LIABILITIES

30                 Salaries and wages                                                                   $0
                                                                                     ----------------------
31                 Payroll taxes                                                                        $0
                                                                                     ----------------------
32                 Real and personal property taxes                                                     $0
                                                                                     ----------------------
33                 Income taxes                                                                         $0
                                                                                     ----------------------
34                 Sales taxes                                                                          $0
                                                                                     ----------------------
35                 Notes payable (short term)                                                           $0
                                                                                     ----------------------
36                 Accounts payable (trade)                            A                                $0
                                                                                     ----------------------
37                 Real property lease arrearage                                                        $0
                                                                                     ----------------------
38                 Personal property lease arrearage                                                    $0
                                                                                     ----------------------
39                 Accrued professional fees                                                            $0
                                                                                     ----------------------
40                 Current portion of long-term post-petition debt (due
                   within 12 months)                                                                    $0
                                                                                     ----------------------
41                 Other:
                            -----------------------------------                      ----------------------
42
                   --------------------------------------------                      ----------------------
43
                   --------------------------------------------                      ----------------------
44                 TOTAL CURRENT LIABILITIES                                                            $0
                                                                                     ----------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                       $0
                                                                                     ----------------------
46                 TOTAL POST-PETITION LIABILITIES                                                      $0
                                                                                     ----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
47                 Secured claims                                      F                                $0
                                                                                     ----------------------
48                 Priority unsecured claims                           F                                $0
                                                                                     ----------------------
49                 General unsecured claims                            F                                $0
                                                                                     ----------------------
50                 TOTAL PRE-PETITION LIABILITIES                                                       $0
                                                                                     ----------------------
51                 TOTAL LIABILITIES                                                                    $0
                                                                                     ----------------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing                                              $0
                                                                                     ----------------------
53           Capital Stock                                                                              $0
                                                                                     ----------------------
54           Additional paid-in capital                                                                 $0
                                                                                     ----------------------
55           Cumulative profit/(loss) since filing of case                                              $0
                                                                                     ----------------------
56           Post-petition contributions/(distributions) or (draws)                                     $0
                                                                                     ----------------------
57
                   --------------------------------------------                      ----------------------
58           Market value adjustment                                                                    $0
                                                                                     ----------------------
59                 TOTAL EQUITY (DEFICIT)                                                               $0
                                                                                     ----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                              $0
                                                                                     ======================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                   ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE                  PAST DUE
RECEIVABLES AND PAYABLES AGINGS                  [PRE AND POST PETITION]      [POST PETITION]              POST PETITION DEBT
-------------------------------                  -----------------------      ---------------              ------------------
    0 -30 Days                                                       $0                     $0
                                                 -----------------------     -----------------
    31-60 Days                                                       $0                     $0
                                                 -----------------------     -----------------
    61-90 Days                                                       $0                     $0                            $0
                                                 -----------------------     -----------------            -------------------
    91+ Days                                                         $0                     $0
                                                 -----------------------     -----------------
    Total accounts receivable/payable                                $0                     $0
                                                 -----------------------     =================
    Allowance for doubtful accounts                                  $0
                                                 -----------------------
    Accounts receivable (net)                                        $0
                                                 =======================



                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                         INVENTORY(IES)
                                           BALANCE AT
                                          END OF MONTH          INVENTORY BEGINNING OF MONTH                              $0
                                         --------------                                                   -------------------
                                                                Add -

    Retail/Restaurants -                                          Net purchase                                            $0
                                                                                                          -------------------
      Product for resale                                 $0       Direct labor                                            $0
                                  --------------------------                                              -------------------
                                                                  Manufacturing overhead                                  $0
                                                                                                          -------------------
    Distribution -                                                Freight in                                              $0
                                                                                                          -------------------
      Products for resale                                $0       Other:                                                  $0
                                  --------------------------                                              -------------------

                                                                ----------------------------------------  -------------------
    Manufacturer -
                                                                ----------------------------------------  -------------------
      Raw Materials                                      $0
                                  --------------------------
      Work-in-progress                                   $0     Less -
                                  --------------------------
      Finished goods                                     $0       Inventory End of Month                                  $0
                                  --------------------------                                              -------------------
                                                                  Shrinkage                                               $0
                                                                                                          -------------------
    Other - Explain                                      $0       Personal Use                                            $0
                                  --------------------------                                              -------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                        ===================
        TOTAL                                            $0
                                  ==========================



    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes         No
                  -----      -----

    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        --

      Weekly                                                        LIFO cost
                       ------                                                                           --
      Monthly                                                       Lower of cost or market
                       ------                                                                           --
      Quarterly                                                     Retail method
                       ------                                                                           --
      Semi-annually                                                 Other
                       ------                                                                           --
      Annually                                                        Explain
                       ------

Date of last physical inventory was    Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                                                -------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                  --------------------------    -------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                            COST              MARKET VALUE
                                                                       ----              ------------
      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                            COST               BOOK VALUE
                                                                       ----               ----------
Machinery & Equipment -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      Total                                                                    $0                      $0
                                                                  ================    ====================
Furniture & Fixtures -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      Total                                                                    $0                      $0
                                                                  ================    ====================
Office Equipment -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Leasehold Improvements -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================
Vehicles -

      None                                                                     $0                      $0
      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------

      -----------------------------------------------             ----------------    --------------------
      Total                                                                    $0                      $0
                                                                  ================    ====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                             0-30 DAYS       31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                          ---------       ----------     ----------      --------        -----
FEDERAL
       Income Tax Withholding                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       FICA - Employee                              $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       FICA - Employer                              $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Unemployment (FUTA)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Income                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Other (Attach List)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL FEDERAL TAXES                                 $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
STATE AND LOCAL
       Income Tax Withholding                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Unemployment (UT)                            $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Disability Insurance (DI)                    $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Empl. Training Tax (ETT)                     $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Sales                                        $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Excise                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Real property                                $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Personal property                            $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Income                                       $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
       Other (Attach List)                          $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL STATE & LOCAL TAXES                           $0              $0             $0            $0             $0
                                        ---------------   -------------   ------------   -----------  -------------
TOTAL TAXES                                         $0              $0             $0            $0             $0
                                        ===============   =============   ============   ===========  =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                       CLAIMED                   ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -             AMOUNT                  AMOUNT (B)
                                                     --------------           -------------
       Secured claims  (a)                                      $0                      $0
                                                     --------------           -------------
       Priority claims other than taxes                         $0                      $0
                                                     --------------           -------------
       Priority tax claims                                      $0                      $0
                                                     --------------           -------------
       General unsecured claims                                 $0                      $0
                                                     --------------           -------------


      (a)   List total amount of claims even if under secured.

      (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1       ACCOUNT 2         ACCOUNT 3       ACCOUNT 4
                                          ---------       ---------         ---------       ---------
Bank                                        None
                                        ---------------   ------------     ------------   -------------
Account Type
                                        ---------------   ------------     ------------   -------------
Account No.
                                        ---------------   ------------     ------------   -------------
Account Purpose
                                        ---------------   ------------     ------------   -------------
Balance, End of Month
                                        ---------------   ------------     ------------   -------------
Total Funds on Hand for all Accounts                $0
                                        ===============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02


                                                                                    Actual                   Cumulative
                                                                                Current Month              (Case to Date)
                                                                             -------------------        ------------------
    CASH RECEIPTS
1         Rent/Leases Collected                                                              $0                        $0
                                                                             -------------------        ------------------
2         Cash Received from Sales                                                           $0                        $0
                                                                             -------------------        ------------------
3         Interest Received                                                                  $0                        $0
                                                                             -------------------        ------------------
4         Borrowings                                                                         $0                        $0
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                               $0                        $0
                                                                             -------------------        ------------------
6         Capital Contributions                                                              $0                        $0
                                                                             -------------------        ------------------
7
          ------------------------------------------------------             -------------------        ------------------
8
         -------------------------------------------------------             -------------------        ------------------
9
          ------------------------------------------------------             -------------------        ------------------
10
          ------------------------------------------------------             -------------------        ------------------
11
          ------------------------------------------------------             -------------------        ------------------
12             TOTAL CASH RECEIPTS                                                           $0                        $0
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS
                                                                             -------------------        ------------------
13        Payments for Inventory                                                             $0                        $0
                                                                             -------------------        ------------------
14        Selling                                                                            $0                        $0
                                                                             -------------------        ------------------
15        Administrative                                                                     $0                        $0
                                                                             -------------------        ------------------
16        Capital Expenditures                                                               $0                        $0
                                                                             -------------------        ------------------
17        Principal Payments on Debt                                                         $0                        $0
                                                                             -------------------        ------------------
18        Interest Paid                                                                      $0                        $0
                                                                             -------------------        ------------------
          Rent/Lease:                                                                        $0                        $0
                                                                             -------------------        ------------------
19             Personal Property                                                             $0                        $0
                                                                             -------------------        ------------------
20             Real Property                                                                 $0                        $0
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)                                                 $0                        $0
                                                                             -------------------        ------------------
21             Salaries                                                                      $0                        $0
                                                                             -------------------        ------------------
22             Draws                                                                         $0                        $0
                                                                             -------------------        ------------------
23             Commissions/Royalties                                                         $0                        $0
                                                                             -------------------        ------------------
24             Expense Reimbursements                                                        $0                        $0
                                                                             -------------------        ------------------
25             Other                                                                         $0                        $0
                                                                             -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                   $0                        $0
                                                                             -------------------        ------------------
27        Management Fees                                                                    $0                        $0
                                                                             -------------------        ------------------
          Taxes:                                                                             $0                        $0
                                                                             -------------------        ------------------
28             Employee Withholding                                                          $0                        $0
                                                                             -------------------        ------------------
29             Employer Payroll Taxes                                                        $0                        $0
                                                                             -------------------        ------------------
30             Real Property Taxes                                                           $0                        $0
                                                                             -------------------        ------------------
31             Other Taxes                                                                   $0                        $0
                                                                             -------------------        ------------------
32        Other Cash Outflows:                                                               $0                        $0
                                                                             -------------------        ------------------
33
               -------------------------------------------------             -------------------        ------------------
34
               -------------------------------------------------             -------------------        ------------------
35
               -------------------------------------------------             -------------------        ------------------
36
               -------------------------------------------------             -------------------        ------------------
37
               -------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                     $0                        $0
                                                                             -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                          $0                        $0
                                                                             -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                        $0                        $0
                                                                             -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                              $0                        $0
                                                                             ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 03/31/02


     CASH FLOWS FROM OPERATING ACTIVITIES                                                ACTUAL                 CUMULATIVE
                                                                                      CURRENT MONTH           (CASE TO DATE)
                                                                                   --------------------   -----------------------
1         Cash Received from Sales                                                                  $0                        $0
                                                                                   --------------------   -----------------------
2         Rent/Leases Collected                                                                     $0                        $0
                                                                                   --------------------   -----------------------
3         Interest Received                                                                         $0                        $0
                                                                                   --------------------   -----------------------
4         Cash Paid to Suppliers                                                                    $0                        $0
                                                                                   --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                     $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                      $0                        $0
                                                                                   --------------------   -----------------------
8            Real Property                                                                          $0                        $0
                                                                                   --------------------   -----------------------
9         Cash Paid for Interest                                                                    $0                        $0
                                                                                   --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                    $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                               $0                        $0
                                                                                   --------------------   -----------------------
12           Draws                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
13           Commissions/Royalties                                                                  $0                        $0
                                                                                   --------------------   -----------------------
14           Expense Reimbursements                                                                 $0                        $0
                                                                                   --------------------   -----------------------
15           Other                                                                                  $0                        $0
                                                                                   --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                   $0                        $0
                                                                                   --------------------   -----------------------
17           Employee Withholdings                                                                  $0                        $0
                                                                                   --------------------   -----------------------
18           Real Property Taxes                                                                    $0                        $0
                                                                                   --------------------   -----------------------
19           Other Taxes                                                                            $0                        $0
                                                                                   --------------------   -----------------------
20        Cash Paid for General Expenses                                                            $0                        $0
                                                                                   --------------------   -----------------------
21
          ---------------------------------------------------------------------    --------------------   -----------------------
22
          ---------------------------------------------------------------------    --------------------   -----------------------
23
          ---------------------------------------------------------------------    --------------------   -----------------------
24
          ---------------------------------------------------------------------    --------------------   -----------------------
25
          ---------------------------------------------------------------------    --------------------   -----------------------
26
          ---------------------------------------------------------------------    --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
             REORGANIZATION ITEMS                                                                   $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                        $0
                                                                                   --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                        $0
                                                                                   --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                               $0                        $0
                                                                                   --------------------   -----------------------
31
          ---------------------------------------------------------------------    --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                       $0                        $0
                                                                                   --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                     $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures                                                                      $0                        $0
                                                                                   --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                        $0
                                                                                   --------------------   -----------------------
36
          ---------------------------------------------------------------------    --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)                                                          $0                        $0
                                                                                   --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                        $0
                                                                                   --------------------   -----------------------
40        Capital Contributions                                                                     $0                        $0
                                                                                   --------------------   -----------------------
41        Principal Payments                                                                        $0                        $0
                                                                                   --------------------   -----------------------
42
          ---------------------------------------------------------------------    --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                       $0                        $0
                                                                                   --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           $0                        $0
                                                                                   --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                $0                        $0
                                                                                   --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                      $0                        $0
                                                                                   ====================   =======================